      As filed with the Securities and Exchange Commission on June 1, 2001


                                              1933 Act Registration No. 33-33231
                                              1940 Act Registration No. 811-4587

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 21 [ X ]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No. 20 [ X ]


                        (Check appropriate box or boxes.)

                 PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000


                              AMY R. DOBERMAN, ESQ.
                             Brinson Advisors, Inc.
               (formerly Mitchell Hutchins Asset Management Inc.)
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)


                                   Copies to:

                             ELINOR W. GAMMON, ESQ.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.


It is proposed that this filing will become effective:
[         ]       Immediately upon filing pursuant to Rule 485(b)
[         ]       On                , pursuant to Rule 485(b)
[         ]       60 days after filing pursuant to Rule 485(a)(1)
[    X    ]       On August 1, 2001 pursuant to Rule 485(a)(1)
[         ]       75  days after filing pursuant to Rule 485(a)(2)
[         ]       On                 pursuant to Rule 485(a)(2)



Title of Securities Being Registered: Class A, B, C and Y Shares of Common
Stock.

Brinson
Financial Services Growth Fund


                          ----------------------------
                                   PROSPECTUS


                                 AUGUST 1, 2001

                          ----------------------------


This prospectus offers Class A, Class B, Class C and Class Y shares in a Brinson stock fund. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are available only to certain types of investors.



              Not FDIC Insured. May lose value. No bank guarantee.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


                                    Contents
                                    THE FUND


---------------------------------------------------------------------------------------------------------

What every investor                              3                         Investment Objective,
should know about                                                          Strategies
the fund                                                                   and Risks
                                                 4                         Performance
                                                 5                         Expenses and Fee Tables
                                                 6                         More About Risks and
                                                                           Investment Strategies
                                             YOUR INVESTMENT

---------------------------------------------------------------------------------------------------------

Information for                                  8                         Managing Your Fund Account
managing your fund                                                         -- Flexible Pricing
account                                                                    -- Buying Shares
                                                                           -- Selling Shares
                                                                           -- Exchanging Shares
                                                                           -- Pricing and Valuation
                                         ADDITIONAL INFORMATION

---------------------------------------------------------------------------------------------------------

Additional important                            14                         Management
information about                               15                         Dividends and Taxes
the fund                                        16                         Financial Highlights

---------------------------------------------------------------------------------------------------------

Where to learn more                                                        Back Cover
about Brinson
mutual funds


                         The fund is not a complete or
                          balanced investment program.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund



                     Brinson Financial Services Growth Fund
                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------


FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in stocks of financial services companies, such as banks, thrifts, insurance companies, finance companies, securities firms and companies that provide specialized services to them.

The fund also invests, to a lesser extent, in stocks of other types of companies and in bonds. Some of the fund's stocks and bonds may be of foreign issuers and may be denominated in foreign currencies. The fund may (but is not required to) use options, futures contracts and other derivatives as part of its investment strategy or to help manage portfolio risks.


The fund's investment adviser, Brinson Advisors, Inc. has selected DSI International Management, Inc. ('DSI') to serve as the fund's sub-adviser. DSI seeks to invest in stocks of companies with better-than-average earnings growth that also represent strong, fundamental investment values. These include companies that may benefit from changes in the financial services industry, such as deregulation, consolidation and the growth of financial services other than banking. DSI especially looks for companies whose growth characteristics and value are not yet recognized by the market.



DSI decides which securities to buy and sell by assessing a company's current and anticipated revenues, earnings, cash flow, asset composition and dividend yield. DSI uses a multi-factor model, applied in a systematic, disciplined manner, to make these assessments.


PRINCIPAL RISKS


An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; you may lose money by investing in the fund. The principal risks presented by the fund are:


Equity Risk -- Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

Financial Services Industry Concentration Risk -- Since the fund's stocks are concentrated in financial services companies, it will be more severely affected by unfavorable developments in that industry than if it invested in a broad range of businesses.


Single Issuer Concentration Risk -- Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.


Foreign Investing Risk -- The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar.

Derivatives Risk -- The fund's investments in derivatives may rise or fall more rapidly than other investments.


More information about risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.'




                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


                                  PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The bar chart shows how the fund's performance has varied from year to year. The chart shows Class A shares because they have the longest performance history of any class of fund shares. The chart does not reflect the effect of sales charges; if it did, the total returns shown would be lower.

The table that follows the chart shows the average annual returns over several time periods for each class of the fund's shares. That table does reflect fund sales charges. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how the fund will perform in the future.

TOTAL RETURN ON CLASS A SHARES

                                [GRAPH]

Calendar                          Total
  Year                            Return
--------                         --------
1991                             65.37%
1992                             38.68%
1993                             10.32%
1994                             -0.75%
1995                             47.46%
1996                             28.96%
1997                             45.20%
1998                              2.31%
1999                             -9.42%
2000                             23.28%


Total return January 1 to June 30, 2001  --      %


Best quarter during years shown: 1st quarter, 1991  -- 22.90%

Worst quarter during years shown: 3rd quarter, 1990  -- (18.78)%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2000



CLASS                                       CLASS A    CLASS B*     CLASS C     CLASS Y    S&P 500
(INCEPTION DATE)                           (5/22/86)   (7/1/91)    (7/2/92)    (3/30/98)    INDEX
----------------                           ---------   --------    --------    ---------    -----
One Year................................      %           %           %          %               %
Five Years..............................                                       N/A
Ten Years...............................                N/A         N/A        N/A
Life of Class...........................                                                       **


---------

 * Assumes conversion of Class B shares to Class A shares after six years.

** Average annual total returns for the S&P 500 Index for the life of each class
   were as follows: Class A --     %; Class B --     %; Class C --     %;
   Class Y --     %.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


                            EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES: These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


                                                             CLASS A   CLASS B   CLASS C   CLASS Y
                                                             -------   -------   -------   -------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a % of offering price)...............................  5.50%      None        1%      None
Maximum Contingent Deferred Sales Charge (Load) (CDSC)
  (as a % of offering price)...............................   None        5%        1%      None
Exchange Fee...............................................   None      None      None      None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


                                                            CLASS A   CLASS B   CLASS C   CLASS Y
                                                            -------   -------   -------   -------
Management Fees...........................................    0.70%     0.70%     0.70%     0.70%
Distribution and/or Service (12b-1) Fees..................    0.25      1.00      1.00      0.00
Other Expenses............................................
                                                             -----     -----     -----     -----
Total Annual Fund Operating Expenses......................
                                                             -----     -----     -----     -----
                                                             -----     -----     -----     -----


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 ------   -------   -------   --------
Class A.......................................    $        $        $          $
Class B (assuming sale of all shares at end of
  period).....................................
Class B (assuming no sale of shares)..........
Class C (assuming sale of all shares at end of
  period).....................................
Class C (assuming no sale of shares)..........
Class Y.......................................


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


                                  MORE ABOUT
                       RISKS AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.

Equity Risk. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. The fund may lose a substantial part, or even all, of its investment in a company's stock.

Financial Services Industry Concentration Risk. The fund concentrates its investments in financial services companies. Therefore, it will be more affected by economic, competitive and regulatory developments in the financial services industry than it would be if it invested in a broad range of businesses.

Financial services companies may be subject to severe price competition, and they also are subject to extensive governmental regulation. Regulation limits their business activities and also may limit the interest rates and fees they can charge. Recently adopted federal legislation has substantially reduced the separation between the commercial banking and the insurance and investment banking businesses. Both the industry and the fund may be significantly affected by developments in the financial services industry resulting from this legislation.

The profitability of financial services companies is largely dependent on the availability and cost of capital funds. It can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of customers also can negatively affect the industry.


Single Issuer Concentration Risk. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When the fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a more diversified fund.


Foreign Investing Risk. Foreign investing involves risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Derivatives Risk. The value of 'derivatives' -- so-called because their value 'derives' from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for the fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. The fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if the fund uses derivatives to adjust or 'hedge' the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


ADDITIONAL RISKS

Credit and Interest Rate Risks. The fund is authorized to invest in bonds and other income-producing securities. These securities are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Lower quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price the fund desires.


The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments in bonds will fall. Interest rate risk is the primary risk presented by U.S. government bonds and usually for other very high quality bonds. The impact of changes in the general level of interest rates may be greater or less than the impact on higher quality bonds.


ADDITIONAL INVESTMENT STRATEGIES


Defensive Positions; Cash Reserves. To protect itself from adverse market conditions, the fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. The fund also may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Since these investments provide relatively low income, a defensive position may not be consistent with achieving the fund's investment objective. The fund may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity.


Portfolio Turnover. The fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover of 100% or more (high portfolio turnover).


Frequent trading may increase the portion of the fund's capital gains that are realized for tax purposes in any given year. This may increase the fund's taxable distributions in that year. Frequent trading also may increase the portion of the fund's realized capital gains that are considered 'short-term' for tax purposes. Shareholders will pay higher taxes on distributions that represent short-term gains than they would pay on distributions that represent long-term gains. Frequent trading also may result in higher fund expenses due to transaction costs.



The fund does not restrict the frequency of trading in order to limit expenses or the tax effect that the fund's distributions may have on shareholders.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


                           MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

FLEXIBLE PRICING

The fund offers four classes of shares  -- Class A, Class B, Class C and
Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your fund shares. Class Y shares are only available to certain types of investors.


The fund has adopted a plan under rule 12b-1 for its Class A, Class B and Class C shares that allows it to pay service and (for Class B and Class C shares) distribution fees for the sale of its shares and services provided to shareholders. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid the front-end sales charge for Class A shares.

CLASS A SHARES


Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.


The Class A sales charges for the fund are described in the following table.

CLASS A SALES CHARGES


                                                                                  REALLOWANCE TO SELECTED
                                         SALES CHARGE AS A PERCENTAGE OF:               DEALERS AS
        AMOUNT OF INVESTMENT           OFFERING PRICE   NET AMOUNT INVESTED    PERCENTAGE OF OFFERING PRICE
        --------------------           --------------   -------------------    ----------------------------
Less than $50,000....................       5.50%              5.82%                        5.00%
$50,000 to $99,999...................       4.50               4.71                         4.00
$100,000 to $249,999.................       3.50               3.63                         3.00
$250,000 to $499,999.................       2.50               2.56                         2.00
$500,000 to $999,999.................       2.00               2.04                         1.75
$1,000,000 and over(1)...............       None               None                         1.00(2)


---------

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the fund account under the fund's Systematic Withdrawal Plan are not subject to this charge.


(2) Brinson Advisors pays 1.00% to the dealer for sales of greater than $1 million but less than $3 million, 0.75% for sales of at least $3 million but less than $5 million, 0.50% for sales of at least $5 million but less than $50 million and 0.25% for sales of $50 million or more.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund



Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a Brinson mutual fund or a PACE fund. You can combine the value of Class A shares that you own in other Brinson funds or PACE funds and the purchase amount of the Class A shares of the Brinson fund that you are buying.


You may also qualify for a lower sales charge if you combine your purchases with those of:

 your spouse, parents or children under age 21;

 your Individual Retirement Accounts (IRAs);

 certain employee benefit plans, including 401(k) plans;

 a company that you control;

 a trust that you created;

 Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by you or by a group of investors for your children; or

 accounts with the same adviser.

You may qualify for a complete waiver of the sales charge if you:


 Are an employee of UBS PaineWebber'sm' or its affiliates or the spouse, parent or child under age 21 of a UBS PaineWebber employee;



 Buy these shares through a UBS PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and


  --  you were the Financial Advisor's client at the competing brokerage firm;

  -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

  -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

---------



* UBS PaineWebber is a service mark of UBS AG.



 Acquire these shares through the reinvestment of dividends of a UBS PaineWebber unit investment trust;


 Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;


 Are a participant in the UBS PaineWebber Members Only'sm' Program. For investments made pursuant to this waiver, Brinson Advisors may make payments out of its own resources to UBS PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or



 Acquire these shares through a UBS PaineWebber InsightOne'sm' Program brokerage account.



CLASS B SHARES


Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase price in fund shares. However, you may have to pay the deferred sales charge when you sell your fund shares, depending on how long you own the shares.


Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for the specified period, they will automatically convert to Class A shares, which have lower ongoing expenses.



If you sell Class B shares before the end of the specified period, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund






                           PERCENTAGE (BASED ON AMOUNT OF
                          INVESTMENT) BY WHICH THE SHARES'
                           NET ASSET VALUE IS MULTIPLIED:
                           ------------------------------
                            LESS      $250,000    $500,000
      IF YOU SELL           THAN         TO          TO
     SHARES WITHIN:       $250,000    $499,999    $999,999
     --------------       --------    --------    --------
1st year since
 purchase...............    5%          3%          2%
2nd year since
 purchase...............    4%          2%          1%
3rd year since
 purchase...............    3%          1%         None
4th year since
 purchase...............    2%         None        None
5th year since
 purchase...............    2%         None        None
6th year since
 purchase...............    1%         None        None
7th year since
 purchase...............   None        None        None



If you are eligible for a complete waiver of the sales charge on Class A shares because you are investing $1 million or more, you should purchase Class A shares, which have lower ongoing expenses.


Class B shares automatically convert to Class A shares after the end of the sixth year if you purchase less than $250,000, after the end of the third year if you purchase at least $250,000 but less than $500,000 and after the end of the second year if you purchase $500,000 or more. To qualify for the lower deferred sales charge and shorter conversion schedule, you must must make the indicated investment as a single purchase. We will not impose the deferred sales charge on Class B shares representing reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.


To minimize your deferred sales charge, we will assume that you are selling:


 First, Class B shares representing reinvested dividends, and

 Second, Class B shares that you have owned the longest.


Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:


 You participate in the Systematic Withdrawal Plan;

 You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

 You receive a tax-free return of an excess IRA contribution;


 You receive a tax-qualified retirement plan distribution following retirement;



 The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship;



 The shares are held in trust and the death of the trustee requires liquidation of the trust; or



 The shares are sold in connection with a transfer from an existing Brinson mutual fund or PACE fund SIMPLE IRA to another fund group's SIMPLE IRA.


CLASS C SHARES


Class C shares have a front-end sales charge that is included in the offering price of the Class C shares, as described in the following table. This sales charge is not invested in the fund.



     SALES CHARGE AS A         REALLOWANCE TO
       PERCENTAGE OF          SELECTED DEALERS
---------------------------    AS PERCENTAGE
                 NET AMOUNT          OF
OFFERING PRICE    INVESTED     OFFERING PRICE
--------------    --------     --------------
    1.00%          1.01%           1.00%


Class C shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 1.00% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.


Sales Charge Waivers. You may qualify for a waiver of the front-end sales charge for Class C shares if you:



 Buy these shares in a UBS PaineWebber brokerage account through the investment of proceeds of the sale of shares in an unaffiliated (Brinson, PACE or UBS PaineWebber) mutual fund and


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund



  -- you buy shares of the fund within 90 days after your sale of the shares of the unaffiliated mutual fund;



  -- the shares of the unaffiliated fund were not held in a UBS PaineWebber brokerage account; and



  -- you purchase an amount that does not exceed the total amount of money you received from the sale of the unaffiliated fund.



 Are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 employees or less than $1 million in assets.



If you are eligible for a complete waiver of the sales charge on both Class A shares and Class C shares, you should purchase the Class A shares. Class A shares have lower ongoing expenses and are generally not subject to a contingent deferred sales charge when you sell them.



You also may be eligible to sell your shares without paying a contingent deferred sales charge if:



 You are a 401(k) or 403(b) qualified employee benefit plan with fewer than 100 eligible employees or less than $1 million in assets; or



 The shares are sold in connection with a transfer from an existing Brinson mutual fund or PACE fund SIMPLE IRA to another fund group's SIMPLE IRA.



NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES



If you think you qualify for any of the sales charge waivers described above, you will need to provide documentation to Brinson Advisors or the fund. For more information, you should contact your Financial Advisor or call 1-800-647-1568. If you want information on the fund's Systematic Withdrawal Plan, see the SAI or contact your Financial Advisor.


CLASS Y SHARES

Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:


 Buy shares through UBS PaineWebber's PACE'sm' Multi Advisor Program;



 Buy $10 million or more of Brinson fund or PACE fund shares at any one time;


 Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets; or


 Are a corporation, bank, trust company insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets.



The trustee of UBS PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares.


Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are the lowest for all the classes.

BUYING SHARES


You can buy fund shares through your Financial Advisor at UBS PaineWebber, its correspondent firms or another broker that has entered into a dealer agreement with Brinson Advisors. Otherwise, you can invest in the fund through the fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:



  PFPC Inc.
  Attn.: Brinson Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.



If you wish to invest in other Brinson funds or PACE funds, you can do so by:



 Contacting your Financial Advisor (if you have an account at UBS PaineWebber, one of its correspondent firms or another broker that has entered into a dealer agreement with Brinson Advisors);


 Mailing an application with a check; or


 Opening an account by exchanging share from another Brinson fund or PACE fund.


You do not have to complete an application when you make additional investments in the same fund.


The fund and Brinson Advisors reserve the right to reject a purchase order or suspend the offering of shares.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


MINIMUM INVESTMENTS:

To open an account................  $1,000
To add to an account..............  $  100

The fund may waive or reduce these amounts for:


 Employees of UBS PaineWebber or its affiliates; or


 Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the funds' automatic investment plans.


Frequent Trading. The interests of the fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations -- also known as 'market timing.' When large dollar amounts are involved, the fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's fund shares. These factors may hurt the fund's performance and its shareholders. When Brinson Advisors believes frequent trading would have a disruptive effect on the fund's ability to manage its investments, Brinson Advisors and the fund may reject purchase orders and exchanges into the fund by any person, group or account that Brinson Advisors believes to be a market timer.


SELLING SHARES
You can sell your fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.


If you have an account with UBS PaineWebber, one of its correspondent firms, or another broker that has entered into a dealer agreement with Brinson Advisor, you can sell shares by contacting your Financial Advisor.



If you bought your shares through the transfer agent and do not hold the shares in an account with UBS PaineWebber or another broker, you can sell your shares by writing to the fund's transfer agent. Your letter must include:


 Your name and address;

 The fund's name;

 The fund account number;

 The dollar amount or number of shares you want to sell; and

 A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund will not accept signature guarantees that are not a part of these programs.

 Mail the letter to:


   PFPC Inc.
   Attn.: Brinson Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.


If you sell Class A shares and then repurchase Class A shares of the fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the fund's net asset value.

EXCHANGING SHARES


You may exchange Class A, Class B or Class C shares of the fund for shares of the same class of most other Brinson funds and PACE funds. You may not exchange Class Y shares.


You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The fund will use the date that you purchased the shares in the first fund to determine whether you must pay a

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


deferred sales charge when you sell the shares in the acquired fund.


Other Brinson funds and PACE funds may have different minimum investment amounts. You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.


You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.


Clients of UBS PaineWebber, Its Correspondent Firms and Other Brokers. If you bought your shares through UBS PaineWebber, one of its correspondent firms or another broker that has entered into a dealer agreement with Brinson Advisors, you may exchange your shares by placing an order with your Financial Advisor.



Other Investors. You may exchange your shares by writing to the fund's transfer agent. You must include:


Your name and address;

 The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

 Your account number;

 How much you are exchanging (by dollar amount or by number of shares to be sold); and

 A guarantee of your signature. (See 'Selling Shares' for information on obtaining a signature guarantee.)

 Mail the letter to:


  PFPC Inc.
  Attn.: Brinson Mutual Funds
  P.O. Box 8950
  Wilmington, DE 19899.


The fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION
The price at which you may buy, sell or exchange fund shares is based on net asset value per share. The fund calculates net asset value on days that the New York Stock Exchange is open. The fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.


Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the fund accepts your order. If you place your order through UBS PaineWebber or another broker, your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.



You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A or Class C shares. A deferred sales charge may be applied when you sell Class B or Class C shares.


The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized 'matrix' systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. You will not be able to sell your shares on those days. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in its principal foreign market but before the close of regular trading on the NYSE, the fund may use fair value methods to reflect those changes. Any use of fair value methods would be intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


                            MANAGEMENT
--------------------------------------------------------------------------------




INVESTMENT ADVISER



Brinson Advisors, Inc. is the fund's investment adviser and administrator. Brinson Advisors is located at 51 West 52nd Street, New York, New York, 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland, with operations in many areas of the financial services industry. On March 31, 2001, Mitchell Hutchins was manager, adviser or sub-adviser of 23 investment companies with 58 separate portfolios and aggregate assets of approximately $64.3 billion.



DSI International Management, Inc., a wholly owned asset management subsidiary of Brinson Advisors, is the fund's sub-adviser. DSI is located at 301
Merritt 7, Norwalk, Connecticut 06851. As of March 31, 2001, DSI had over $ billion in assets under management.



PORTFOLIO MANAGER



DSI uses a team approach in its quantitative management of the fund's portfolio.


ADVISORY FEES


The fund paid fees to Brinson Advisors for advisory and administration services during the most recent fiscal year at the annual rate of 0.70% of its average daily net assets.


OTHER INFORMATION


The fund has received an exemptive order from the SEC that permits its board to appoint and replace sub-advisers and to amend sub-advisory contracts without shareholder approval.


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


                                DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The fund normally declares and pays dividends and distributes any gains annually.

Classes with higher expenses are expected to have lower dividends. For example, Class B shares and Class C are expected to have the lowest dividends of any class of the fund's shares, while Class Y shares are expected to have the highest.


You will receive dividends in additional shares of the same class unless you elect to receive them in cash. Contact your Financial Advisor if you prefer to receive dividends in cash.


TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.


When you sell fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange the fund's shares for shares of another Brinson mutual fund or PACE fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.


The fund expects that its dividends will be comprised primarily of capital gain distributions. The distribution of capital gains will be taxed at a lower rate than ordinary income if the fund held the assets that generated the gains for more than 12 months. The fund will tell you how you should treat its dividends for tax purposes.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights tables are intended to help you understand the fund's financial performance for the past 5 years. Shorter periods are shown for classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends.

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, is included in the fund's Annual Report to Shareholders. The Annual Report may be obtained without charge by calling 1-800-647-1568.

                                           FINANCIAL SERVICES GROWTH FUND
                                 ---------------------------------------------------
                                                       CLASS A
                                 ---------------------------------------------------
                                            FOR THE YEARS ENDED MARCH 31,
                                 ---------------------------------------------------
                                   2001       2000       1999       1998      1997
                                   ----       ----       ----       ----      ----
Net asset value, beginning of
 period........................             $  30.24   $  33.56   $  23.41   $ 21.16
                                 --------   --------   --------   --------   -------
Net investment income (loss)...                 0.10 @     0.33 @     0.20      0.18
Net realized and unrealized
 gains (losses) from
 investments...................                (2.79)@    (2.96)@    11.75      5.69
                                 --------   --------   --------   --------   -------
Net increase (decrease) from
 investment operations.........                (2.69)     (2.63)     11.95      5.87
                                 --------   --------   --------   --------   -------
Dividends from net investment
 income........................                (0.08)     (0.28)     (0.21)    (0.23)
Distributions from net realized
 gains from investment
 transactions..................                (0.79)     (0.41)     (1.59)    (3.39)
                                 --------   --------   --------   --------   -------
Total dividends and
 distributions.................                (0.87)     (0.69)     (1.80)    (3.62)
                                 --------   --------   --------   --------   -------
Net asset value, end of
 period........................             $  26.68   $  30.24   $  33.56   $ 23.41
                                 --------   --------   --------   --------   -------
                                 --------   --------   --------   --------   -------
Total investment return(1).....                (8.88)%    (7.81)%    51.92%    28.72%
                                 --------   --------   --------   --------   -------
                                 --------   --------   --------   --------   -------
Ratios/Supplemental Data:
Net assets, end of period
 (000's).......................             $126,334   $204,433   $209,818   $85,661
Expenses to average net
 assets........................                 1.23 %     1.17 %     1.17%     1.52%
Net investment income (loss) to
 average net assets net of
 waivers from adviser(2).......                 0.35 %     1.07 %     1.12%     0.90%
Portfolio turnover rate........                  122 %       59 %       23%       40%

                                           FINANCIAL SERVICES GROWTH FUND
                                 --------------------------------------------------
                                                      CLASS B
                                 --------------------------------------------------
                                           FOR THE YEARS ENDED MARCH 31,
                                 --------------------------------------------------
                                   2001      2000       1999       1998      1997
                                   ----      ----       ----       ----      ----
Net asset value, beginning of
 period........................             $ 29.35   $  32.62   $  22.87   $ 20.75
                                 --------   -------   --------   --------   -------
Net investment income (loss)...               (0.12)@     0.09 @     0.09      0.04
Net realized and unrealized
 gains (losses) from
 investments...................               (2.71)@    (2.87)@    11.34      5.53
                                 --------   -------   --------   --------   -------
Net increase (decrease) from
 investment operations.........               (2.83)     (2.78)     11.43      5.57
                                 --------   -------   --------   --------   -------
Dividends from net investment
 income........................               --         (0.08)     (0.09)    (0.06)
Distributions from net realized
 gains from investment
 transactions..................               (0.79)     (0.41)     (1.59)    (3.39)
                                 --------   -------   --------   --------   -------
Total dividends and
 distributions.................               (0.79)     (0.49)     (1.68)    (3.45)
                                 --------   -------   --------   --------   -------
Net asset value, end of
 period........................             $ 25.73   $  29.35   $  32.62   $ 22.87
                                 --------   -------   --------   --------   -------
                                 --------   -------   --------   --------   -------
Total investment return(1).....               (9.63)%    (8.51)%    50.80%    27.74%
                                 --------   -------   --------   --------   -------
                                 --------   -------   --------   --------   -------
Ratios/Supplemental Data:
Net assets, end of period
 (000's).......................             $91,643   $195,392   $198,473   $41,579
Expenses to average net
 assets........................                2.02 %     1.94 %     1.92%     2.27%
Net investment income (loss) to
 average net assets net of
 waivers from adviser(2).......               (0.44)%     0.29 %     0.37%     0.15%
Portfolio turnover rate........                 122 %       59 %       23%       40%


------------

 * Annualized.
 'D' Commencement of issuance of shares.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results for each class would be lower if they were included. Total investment return for periods of less than one year has not been annualized.


(2) During the year ended March 31, 2001, Brinson Advisors waived a portion of its advisory and administrative fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

 @ Calculated using the average monthly shares outstanding for the year.

                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


                               FINANCIAL HIGHLIGHTS
                                   (Continued)
--------------------------------------------------------------------------------


                                  FINANCIAL SERVICES GROWTH FUND
---------------------------------------------------------------------------------------------------
                    CLASS C                                            CLASS Y
-----------------------------------------------   -------------------------------------------------
                                                       FOR THE YEARS
                                                           ENDED                 FOR THE PERIOD
         FOR THE YEARS ENDED MARCH 31,                   MARCH 31,             MARCH 30, 1998'D'
-----------------------------------------------   ------------------------        TO MARCH 31,
 2001      2000      1999      1998      1997      2001     2000     1999             1998
 ----      ----      ----      ----      ----      ----     ----     ----    ----------------------
          $ 29.28   $ 32.56   $ 22.84   $ 20.75            $30.23   $33.56           $32.22
-------   -------   -------   -------   -------   ------   ------   ------           ------
            (0.12)@    0.08 @    0.12      0.06              0.17 @   0.34 @           --

            (2.69)@   (2.86)@   11.28      5.51             (2.82)@  (2.89)@           0.34
-------   -------   -------   -------   -------   ------   ------   ------           ------

            (2.81)    (2.78)    11.40      5.57             (2.65)   (2.55)            0.34
-------   -------   -------   -------   -------   ------   ------   ------           ------

            --        (0.09)    (0.09)    (0.09)            (0.12)   (0.37)            --

            (0.79)    (0.41)    (1.59)    (3.39)            (0.79)   (0.41)            --
-------   -------   -------   -------   -------   ------   ------   ------           ------
            (0.79)    (0.50)    (1.68)    (3.48)            (0.91)   (0.78)            --
-------   -------   -------   -------   -------   ------   ------   ------           ------
          $ 25.68   $ 29.28   $ 32.56   $ 22.84            $26.67   $30.23           $33.56
-------   -------   -------   -------   -------   ------   ------   ------           ------
-------   -------   -------   -------   -------   ------   ------   ------           ------
            (9.59)%   (8.50)%   50.76%    27.74%            (8.76)%  (7.57)%           1.02%
-------   -------   -------   -------   -------   ------   ------   ------           ------
-------   -------   -------   -------   -------   ------   ------   ------           ------

          $38,282   $78,670   $63,809   $12,357            $2,502   $5,292           $    2
             2.01 %    1.94 %    1.92%     2.28%             1.00 %   0.90 %           0.80%*

            (0.43)%    0.27 %    0.36%     0.15%             0.58 %   1.22 %           0.00%*
              122 %      59 %      23%       40%              122 %     59 %             23%


                                  ------------
--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
                     Brinson Financial Services Growth Fund


TICKER SYMBOL:       Class:                 A:  PREAX.Q
                                            B:  PREBX.Q
                                            C:  PFICX.Q
                                            Y:  None

If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.


You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of the fund's annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-647-1568.



You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the fund:


For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or

Free, from the EDGAR Database on the SEC's Internet website at:
http://www.sec.gov


                  Brinson Financial Services Growth Fund Inc.
                    Investment Company Act File No. 811-4587

              'c'2001 Brinson Advisors, Inc. All rights reserved.
                                  ------------
--------------------------------------------------------------------------------


                           STATEMENT OF DIFFERENCES

The service mark symbol shall be expressed as...........................'sm'
The dagger symbol shall be expressed as.................................'D'
The copyright symbol shall be expressed as..............................'c'

                  BRINSON FINANCIAL SERVICES GROWTH FUND INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114


                      STATEMENT OF ADDITIONAL INFORMATION




    Brinson Financial Services Growth Fund Inc. is a non-diversified, professionally managed, open-end management investment company organized as a Maryland corporation ('Corporation').



    Brinson Advisors, Inc. ('Brinson Advisors'), serves as the investment adviser and administrator for the fund. Brinson Advisors has appointed DSI International Management, Inc. ('DSI' or 'sub-adviser'), to serve as sub-adviser for the fund's investments. Brinson Advisors and DSI are both indirect wholly owned asset management subsidiaries of UBS AG. Brinson Advisors also serves as the principal underwriter for the fund's shares.



    Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ('SAI'). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report without charge by calling toll-free 1-800-647-1568.



    This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated August 1, 2001. A copy of the Prospectus may be obtained by calling any UBS PaineWebber'sm'* Financial Advisor or correspondent firm or by calling toll-free 1-800-647-1568. This SAI is dated August 1, 2001.



                               TABLE OF CONTENTS



                                                              PAGE
                                                              ----
The Fund and Its Investment Policies........................    2
The Fund's Investments, Related Risks and Limitations.......    2
Strategies Using Derivative Instruments.....................   12
Organization of the Corporation; Directors and Officers;
  Principal Holders and Management Ownership of
  Securities................................................   21
Investment Advisory, Administration and Distribution
  Arrangements..............................................   28
Portfolio Transactions......................................   32
Reduced Sales Charges, Additional Exchange and Redemption
  Information and Other Services............................   34
Conversion of Class B Shares................................   40
Valuation of Shares.........................................   40
Performance Information.....................................   41
Taxes.......................................................   43
Other Information...........................................   47
Financial Statements........................................   48
Appendix....................................................  A-1


---------


* UBS PaineWebber is a service mark of UBS AG.

                      THE FUND AND ITS INVESTMENT POLICIES

    The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

    The fund's investment objective is long-term capital appreciation. The fund seeks to achieve this objective by investing primarily in equity securities of companies in the financial services industries. These companies include banks, savings and loan institutions ('thrifts'), insurance companies, commercial finance companies, consumer finance companies, brokerage companies, investment management companies, companies that provide specialized services closely allied to financial services (such as transaction processing and financial printing) and their holding companies.


    The fund normally invests at least 65% of its total assets in equity securities of financial services companies. To be considered a financial services company, the company must: (1) derive at least 50% of either its revenues or earnings from financial services activities or devote at least 50% of its assets to these activities; or (2) be engaged in 'securities-related businesses,' meaning it derives more than 15% of its gross revenues from securities brokerage or investment management activities. The fund may invest up to 35% of its total assets in equity securities of companies outside the financial services industries and in investment grade bonds of all issuers. The fund may also invest up to 20% of its total assets in equity securities and investment grade bonds of foreign issuers. The fund may invest in securities other than equity securities when, in the sub-adviser's opinion, their potential for capital appreciation is equal to or greater than that of equity securities or when such holdings might reduce volatility in the fund. The fund may not invest more than 5% of its total assets in the equity securities of any one company engaged in securities-related businesses. The fund may invest in banks and thrifts (and their holding companies) only if their deposits are insured by the Federal Deposit Insurance Corporation ('FDIC'). However, neither the securities of these companies nor the fund's shares are insured by the FDIC or any other federal or governmental agency.


    The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued basis and may purchase or sell securities for delayed delivery. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may also borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund also may invest in securities of other investment companies and may sell securities short 'against the box.'

             THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

    The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or this SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.


    EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.



    Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.


    While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

    BONDS. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are 'perpetual' in that they have no maturity date.

    Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

    CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


    A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


    WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

    CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's Investors Service, Inc. ('Moody's'), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ('S&P'), and other nationally recognized statistical rating agencies ('rating agencies') are private services that provide ratings of the credit quality of bonds and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond's rating. Subsequent to a bond's purchase by the fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices.

    In addition to ratings assigned to individual bond issues, the sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.



    Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by the sub-adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the sub-adviser determines to be of comparable quality.



    Non-investment grade bonds (commonly known as 'junk bonds' and sometimes referred to as 'high yield' bonds) are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or determined by the sub-adviser to be of comparable quality. The fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.


    The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent years by volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that such declines will not recur.

    The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit the fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade securities, especially in a thinly traded market.

    U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

    U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ('STRIPS') program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.


    Treasury inflation-indexed securities ('TIIS') are Treasury bonds on which the principal value is adjusted periodically in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS will decline during periods of deflation, but the principal amount payable at maturity will not be less than the original par amount. If inflation is lower than expected while the fund holds TIIS, it may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See 'Taxes -- Other Information,' below.


    INVESTING IN FOREIGN SECURITIES. Investing in foreign securities involves more risks than investing in U.S. securities. The value of foreign securities is subject to economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.


    Securities of foreign issuers may not be registered with the Securities and Exchange Commission ('SEC'), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.



    Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of the fund's assets are uninvested and no return is earned thereon. The inability of the fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose the fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.



    The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.


    The fund may invest in foreign securities by purchasing depositary receipts, including American Receipts ('ADRs'), European Receipts ('EDRs') and Global Receipts ('GDRs'), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of the fund's investment policies, receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a receipt representing ownership of common stock will be treated as common stock.


    ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through 'sponsored' or 'unsponsored' arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.


    The fund anticipates that its brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. However, from time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Although the fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

    Investments in foreign sovereign debt involves special risks. Foreign sovereign debt includes bonds issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the fund may have limited legal recourse in the event of a default. Foreign sovereign debt differs from bonds issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of foreign government bonds in the event of default under commercial bank loan agreements.


    Investment income and gains on certain foreign securities in which the fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the fund would be subject. In addition, substantial limitations may exist in certain countries with respect to the fund's ability to repatriate investment capital or the proceeds of sales of securities.



    FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of the fund's foreign investments. The fund's share value may change significantly when its investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.


    The fund values its assets daily in U.S. dollars and does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. From time to time the fund's foreign currencies may be held as 'foreign currency call accounts' at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the fund could suffer a loss of some or all of the amounts deposited. The fund may convert foreign currency to U.S. dollars from time to time.

    The value of the fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. The fund conducts its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

    ZERO COUPON AND OTHER OID SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made and are issued at a deep discount from their maturity value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

    The fund may invest in other securities with original issue discount ('OID'), a term that means the securities are issued at a price that is lower than their value at maturity, even though the securities also may make cash payments of interest prior to maturity. These OID securities usually trade at a discount from their face value.

    Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.


    ILLIQUID SECURITIES. The term 'illiquid securities' means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those the sub-adviser has determined are liquid pursuant to guidelines established by the fund's board. The assets used as cover for over-the-counter options written by the fund will be considered illiquid unless the options are sold to qualified dealers who agree that the fund may repurchase them at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

    Restricted securities are not registered under the Securities Act of 1933, as amended ('Securities Act'), and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

    Not all restricted securities are illiquid. If the fund holds foreign securities are freely tradable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a 'safe harbor' from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.


    The board has delegated the function of making day-to-day determinations of liquidity to the sub-adviser pursuant to guidelines approved by the board. The sub-adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Brinson Advisors and the sub-adviser monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.



    Brinson Advisors and the sub-adviser also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors and the sub-adviser will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.



    TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. The fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. In addition, if Brinson Advisors selected a new sub-adviser to manage all or a part of the fund's investments, the fund may increase its money market investments to facilitate the transition to the investment style and strategies of the new sub-adviser. Such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks,
(5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) other investment companies that invest exclusively in money market instruments and similar private investment vehicles.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special 'tri-party' custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


    Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only with counterparties in transactions believed by the sub-adviser to present minimum credit risks.


    REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to the fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks and securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See 'The Fund's Investments, Related Risks and Limitations -- Segregated Accounts.'

    Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


    LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.



    Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS PaineWebber Inc. ('UBS PaineWebber'), another wholly owned indirect subsidiary of UBS AG, has been retained to serve as lending agent for the fund (UBS PaineWebber is a service mark of UBS AG). The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under the fund's securities lending program.


    SHORT SALES 'AGAINST THE BOX.' The fund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales 'against the box'). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the fund, and the fund is obligated to replace the securities borrowed at a date in the future. When the fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. The fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales 'against the box.'


    The fund might make a short sale 'against the box' to hedge against market risks when the sub-adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of securities the fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment value or conversion premiums of such securities.



    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a 'when-issued' basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than a normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile.



    A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See 'The Fund's Investments, Related Risks and Limitations -- Segregated Accounts.' The fund may sell the right to acquire the security prior to delivery if the sub-adviser deems it advantageous to do so, which may result in a gain or loss to the fund.



    INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other investment companies, subject to limitations imposed by the Investment Company Act of 1940, as amended ('Investment Company Act'). Among other things, these limitations currently restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investment in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies' portfolio securities. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. The fund may invest in the shares of other investment companies when, in the judgment of the sub-adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.



    COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, the sub-adviser, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.


    SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis and reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under 'Strategies Using Derivative Instruments,' segregated accounts may also be required in connection with certain transactions involving options, futures, forward currency contracts and swaps.

INVESTMENT LIMITATIONS OF THE FUND


    FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of its outstanding shares or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of its outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation
(2), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.


    The fund will not:


        (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the fund, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the financial services industries.



        (2) issue senior securities or borrow money, except as permitted under the Investment Company Act, and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.



        (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.



        (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.



        (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

        (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.



    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.


    The fund will not:

        (1) invest more than 10% of its net assets in illiquid securities.

        (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (3) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short 'against the box' and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

        (4) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

        (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                    STRATEGIES USING DERIVATIVE INSTRUMENTS


    GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. The sub-adviser may use a variety of financial instruments ('Derivative Instruments'), including certain options, futures contracts (sometimes referred to as 'futures'), options on futures contracts, forward currency contracts and swap transactions. The fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, the fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by the fund are described below.



    The fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If the sub-adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.


    Options on Securities and Foreign Currencies -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

    Options on Securities Indices -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

    Securities Index Futures Contracts -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    Interest Rate and Foreign Currency Futures Contracts -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    Options on Futures Contracts -- Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    Forward Currency Contracts -- A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.


    GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. The fund may use Derivative Instruments to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses), or to facilitate trading, reduce transaction costs or adjust its exposure to different asset classes. The fund may use Derivative Instruments on currencies, including forward currency contracts, to hedge against price changes of securities that the fund owns or intends to acquire that are attributable to changes in the value of the currencies in which the securities are denominated. In addition, the fund may use Derivative Instruments on currencies to shift exposure from one currency to another or to attempt to realize gains from favorable changes in exchange rates.


    Hedging strategies can be broadly categorized as 'short hedges' and 'long hedges.' A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund's portfolio. Thus, in a short hedge the fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, the fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.


    The fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a long straddle when the sub-adviser believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. The fund might enter into a short straddle when the sub-adviser believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.



    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad stock market sectors in which the fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors. Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums.


    The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ('CFTC'). In addition, the fund's ability to use Derivative Instruments may be limited by tax considerations. See 'Taxes.'


    In addition to the products, strategies and risks described below and in the Prospectus, the sub-adviser may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The sub-adviser may utilize these opportunities for the fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The fund's Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.


    SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow:


        (1) Successful use of most Derivative Instruments depends upon the ability of the sub-adviser to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the sub-adviser is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.


        (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the fund entered into a short hedge because the sub-adviser projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.


        (4) As described below, the fund might be required to maintain assets as 'cover,' maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair the fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. The fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

    COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the fund to an obligation to another party. The fund will not enter into any such transactions unless it owns either (1) an offsetting ('covered') position in securities, currencies or other options or futures contracts or (2) cash or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of the fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

    OPTIONS. The fund may purchase put and call options, and write (sell) covered put or call options on securities in which it invests and related indices and on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. The fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable the fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by the fund would be considered illiquid to the extent described under 'The Fund's Investments, Related Risks and
Limitations -- Illiquid Securities.'

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter options on bonds are European-style options. This means that the option can only be exercised immediately prior to its expiration. This is in contract to American-style options that may be exercised at any time. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

    The fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The fund may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities (stocks) are exchange-traded. Exchange markets for options on bonds exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between the fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

    The fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the fund will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the fund there is no assurance that the fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

    If the fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    The fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.

    LIMITATIONS ON THE USE OF OPTIONS. The fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

        (1) The fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

        (2) The aggregate value of securities underlying put options written by the fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

        (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

    FUTURES. The fund may purchase and sell securities index futures contracts, interest rate future contracts and foreign currency future contracts. The fund may purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, the fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains.


    Futures strategies also can be used to manage the average duration of the fund's bond portfolio. If the sub-adviser wishes to shorten the average duration of the fund's bond portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the sub-adviser wishes to lengthen the average duration of the fund's bond portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.


    The fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The fund will engage in this strategy only when it is more advantageous to the fund than is purchasing the futures contract.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, 'initial margin' consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent 'variation margin' payments are made to and from the futures broker daily as the value of the futures position varies, a process known as 'marking to market.' Variation margin does not involve borrowing, but rather represents a daily settlement of the fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If the fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, 'program trading' and other investment strategies might result in temporary price distortions.

    LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

        (1) To the extent the fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are 'in-the-money') may not exceed 5% of its net assets.

        (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by the fund that are held at any time will not exceed 20% of its net assets.

        (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by the fund will not exceed 5% of its total assets.

    FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. The fund may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. Such currency hedges can protect against price movements in a security the fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.


    The fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which the sub-adviser believes will have a positive correlation to the value of the currency being hedged. In addition, the fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the fund owned securities denominated in a foreign currency and the sub-adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as 'cross hedging.' Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.


    The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

    Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

    FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges -- for example, the fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges -- for example, the fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

    The cost to the fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

    As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

    LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. The fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

    SWAP TRANSACTIONS. The fund may enter into swap transactions, which include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the 'notional principal amount') for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

    The fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its bond portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.


    The fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Since segregated accounts will be established with respect to such transactions, the sub-adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the fund's borrowing restrictions. The net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in 'Investment Policies and Restrictions -- Segregated Accounts.' The fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis.



    The fund will enter into interest rate swap transactions only with banks and recognized securities dealers or their respective affiliates believed by the sub-adviser to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, the fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

            ORGANIZATION OF THE CORPORATION; DIRECTORS AND OFFICERS; PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

    The Corporation was organized on February 13, 1986, as a Maryland corporation, and has one operating series. The Corporation has authority to issue 300 million shares of common stock of separate series, par value $0.001 per share.

    The Corporation is governed by a board of directors, which oversees its operations and which is authorized to establish additional series. The directors ('board members') and executive officers of the Corporation, their ages, business addresses and principal occupations during the past five years are:


NAME AND ADDRESS; AGE      POSITION WITH CORPORATION  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
---------------------      -------------------------  -----------------------------------------
Margo N. Alexander*'D'; 54            Director          Mrs. Alexander is Chairman (since March
                                                        1999), and a director of Brinson Advisors
                                                        (since January 1995), and an executive
                                                        vice president and director of
                                                        UBS PaineWebber (since March 1984).
                                                        She was chief executive officer of Brinson
                                                        Advisors from January 1995 to October
                                                        2000. Mrs. Alexander is a director or
                                                        trustee of 22 investment companies
                                                        for which Brinson Advisors,
                                                        UBS PaineWebber or one of their
                                                        affiliates serves as investment adviser.
Richard Q. Armstrong; 66              Director          Mr. Armstrong is chairman and principal of
R.Q.A. Enterprises                                      R.Q.A. Enterprises (management consulting
One Old Church Road                                     firm) (since April 1991 and principal
Unit #6                                                 occupation since March 1995). He is also
Greenwich, CT 06830                                     director of AlFresh Beverages Canada, Inc.
                                                        (a Canadian Beverage subsidiary of AlFresh
                                                        Foods Inc.) (since October 2000).
                                                        Mr. Armstrong was chairman of the board,
                                                        chief executive officer and co-owner of
                                                        Adirondack Beverages (producer and
                                                        distributor of soft drinks and
                                                        sparkling/still waters) (October
                                                        1993-March 1995). He was a partner of The
                                                        New England Consulting Group (management
                                                        consulting firm) (December 1992-September
                                                        1993). He was managing director of LVMH
                                                        U.S. Corporation (U.S. subsidiary of the
                                                        French luxury goods conglomerate, Louis
                                                        Vuitton Moet Hennessey Corporation)
                                                        (1987-1991) and chairman of its wine and
                                                        spirits subsidiary, Schieffelin & Somerset
                                                        Company (1987-1991). Mr. Armstrong is a
                                                        director or trustee of 21 investment
                                                        companies for which Brinson Advisors,
                                                        UBS PaineWebber or one of their affiliates
                                                        serves as investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH CORPORATION  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -------------------------  ----------------------------------------
E. Garrett Bewkes, Jr.**'D';   Director and Chairman of   Mr. Bewkes serves as a consultant to
74                              the Board of Directors    UBS PaineWebber (since May 1999). Prior
                                                          to November 2000, he was a director of
                                                          Paine Webber Group Inc. ('PW Group,'
                                                          formerly the holding company of
                                                          UBS PaineWebber and Brinson Advisors)
                                                          and prior to 1996, he was a consultant
                                                          to PW Group. Prior to 1988, he was
                                                          chairman of the board, president and
                                                          chief executive officer of American
                                                          Bakeries Company. Mr. Bewkes is a
                                                          director of Interstate Bakeries
                                                          Corporation. Mr. Bewkes is a director or
                                                          trustee of 32 investment companies for
                                                          which Brinson Advisors, UBS PaineWebber
                                                          or one of their affiliates serves as
                                                          investment adviser.
Richard R. Burt; 54                    Director           Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave., N.W.                              LLP (international investments and
Washington, D.C. 20004                                    consulting firm) (since March 1994) and
                                                          a partner of McKinsey & Company
                                                          (management consulting firm) (since
                                                          1991). He is also a director of
                                                          Archer-Daniels-Midland Co. (agricultural
                                                          commodities), Hollinger International
                                                          Co. (publishing), Homestake Mining
                                                          Corp., (gold mining), six investment
                                                          companies in the Deutsche Bank family of
                                                          funds, nine investment companies in the
                                                          Flag Investors family of funds, The
                                                          Central European Fund, Inc. and The
                                                          Germany Fund, Inc., vice chairman of
                                                          Anchor Gaming (provides technology to
                                                          gaming and wagering industry) (since
                                                          July 1999) and chairman of Weirton Steel
                                                          Corp. (makes and finishes steel
                                                          products) (since April 1996). He was the
                                                          chief negotiator in the Strategic Arms
                                                          Reduction Talks with the former Soviet
                                                          Union (1989-1991) and the U.S.
                                                          Ambassador to the Federal Republic of
                                                          Germany (1985-1989). Mr. Burt is a
                                                          director or trustee of 21 investment
                                                          companies for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH CORPORATION  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -------------------------  ----------------------------------------
Meyer Feldberg; 59                     Director           Mr. Feldberg is Dean and Professor of
Columbia University                                       Management of the Graduate School of
101 Uris Hall                                             Business, Columbia University. Prior to
New York, NY 10027                                        1989, he was president of the Illinois
                                                          Institute of Technology. Dean Feldberg
                                                          is also a director of Primedia, Inc.
                                                          (publishing), Federated Department
                                                          Stores, Inc. (operator of department
                                                          stores) and Revlon, Inc. (cosmetics).
                                                          Dean Feldberg is a director or trustee
                                                          of 29 investment companies for which
                                                          Brinson Advisors, UBS PaineWebber or one
                                                          of their affiliates serves as investment
                                                          adviser.
George W. Gowen; 71                    Director           Mr. Gowen is a partner in the law firm
666 Third Avenue                                          of Dunnington, Bartholow & Miller. Prior
New York, NY 10017                                        to May 1994, he was a partner in the law
                                                          firm of Fryer, Ross & Gowen. Mr. Gowen
                                                          is a director or trustee of 29
                                                          investment companies for which Brinson
                                                          Advisors, UBS PaineWebber or one of
                                                          their affiliates serves as investment
                                                          adviser.
Frederic V. Malek; 64                  Director           Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave., N.W.                              Partners (merchant bank) and chairman of
Suite 350                                                 Thayer Hotel Investors II and Lodging
Washington, D.C. 20004                                    Opportunities Fund (hotel investment
                                                          partnerships). From January 1992 to
                                                          November 1992, he was campaign manager
                                                          of Bush-Quayle '92. From 1990 to 1992,
                                                          he was vice chairman and, from 1989 to
                                                          1990, he was president of Northwest
                                                          Airlines Inc. and NWA Inc. (holding
                                                          company of Northwest Airlines Inc.).
                                                          Prior to 1989, he was employed by the
                                                          Marriott Corporation (hotels,
                                                          restaurants, airline catering and
                                                          contract feeding), where he most
                                                          recently was an executive vice president
                                                          and president of Marriott Hotels and
                                                          Resorts. Mr. Malek is also a director of
                                                          Aegis Communications, Inc.
                                                          (tele-services), American Management
                                                          Systems, Inc. (management consulting and
                                                          computer related services), Automatic
                                                          Data Processing, Inc. (computing
                                                          services), CB Richard Ellis, Inc. (real
                                                          estate services), FPL Group, Inc.
                                                          (electric services), Global Vacation
                                                          Group (packaged vacations), HCR/Manor
                                                          Care, Inc. (health care), SAGA Systems,
                                                          Inc. (software company) and Northwest
                                                          Airlines Inc. Mr. Malek is a director
                                                          or trustee of 21 investment companies
                                                          for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH CORPORATION  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -------------------------  ----------------------------------------
Carl W. Schafer; 64                    Director           Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                              Foundation (charitable foundation
Princeton, NJ 08542                                       supporting mainly oceanographic
                                                          exploration and research). He is a
                                                          director of Labor Ready, Inc. (temporary
                                                          employment), Roadway Express, Inc.
                                                          (trucking), The Guardian Group of Mutual
                                                          Funds, the Harding, Loevner Funds,
                                                          E.I.I. Realty Trust (investment
                                                          company), Evans Systems, Inc. (motor
                                                          fuels, convenience store and diversified
                                                          company), Electronic Clearing House,
                                                          Inc. (financial transactions
                                                          processing), Frontier Oil Corporation
                                                          and Nutraceutix, Inc. (bio-technology
                                                          company). Prior to January 1993, he was
                                                          chairman of the Investment Advisory
                                                          Committee of the Howard Hughes Medical
                                                          Institute. Mr. Schafer is a director or
                                                          trustee of 21 investment companies for
                                                          which Brinson Advisors, UBS PaineWebber
                                                          or one of their affiliates serves as
                                                          investment adviser.
Brian M. Storms*'D'; 46         Director and President    Mr. Storms is chief executive officer
                                                          (since October 2000) and president of
                                                          Brinson Advisors (since March 1999).
                                                          Mr. Storms was president of Prudential
                                                          Investments (1996-1999). Prior to
                                                          joining Prudential, he was a managing
                                                          director at Fidelity Investments.
                                                          Mr. Storms is a director or trustee of
                                                          22 investment companies for which
                                                          Brinson Advisors, UBS PaineWebber or one
                                                          of their affiliates serves as investment
                                                          adviser.
T. Kirkham Barneby*; 55             Vice President        Mr. Barneby is a managing director and
                                                          chief investment officer -- quantitative
                                                          investments of Brinson Advisors. Mr.
                                                          Barneby is a vice president of nine
                                                          investment companies for which Brinson
                                                          Advisors, UBS PaineWebber or one of
                                                          their affiliates serves as investment
                                                          adviser.
Thomas Disbrow***; 34             Vice President and      Mr. Disbrow is a director and a senior
                                 Assistant Treasurer      manager of the mutual fund finance
                                                          department of Brinson Advisors. Prior to
                                                          November 1999, he was a vice president
                                                          of Zweig/Glaser Advisers. Mr. Disbrow is
                                                          a vice president and assistant treasurer
                                                          of 22 investment companies for which
                                                          Brinson Advisors, UBS PaineWebber or one
                                                          of their affiliates serves as investment
                                                          adviser.

    NAME AND ADDRESS; AGE      POSITION WITH CORPORATION  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -------------------------  ----------------------------------------
Amy R. Doberman**; 39          Vice President and         Ms. Doberman is an executive director
                                Secretary                 and general counsel of Brinson Advisors.
                                                          From December 1996 through July 2000,
                                                          she was general counsel of Aeltus
                                                          Investment Management, Inc. Prior to
                                                          working at Aeltus, Ms. Doberman was a
                                                          Division of Investment Management
                                                          Assistant Chief Counsel at the SEC. Ms.
                                                          Doberman is a vice president of 21
                                                          investment companies and a vice
                                                          president and secretary of one
                                                          investment company for which Brinson
                                                          Advisors, UBS PaineWebber or one of
                                                          their affiliates serves as investment
                                                          adviser.
John J. Holmgren****; 62            Vice President        Mr. Holmgren is a Managing Director of
                                                          Brinson Advisors (since August 2000).
                                                          Mr. Holmgren is also president, chief
                                                          executive officer and a director of DSI.
                                                          He is a vice president of two investment
                                                          companies for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment adviser.
John J. Holmgren, Jr.****; 40       Vice President        Mr. Holmgren is a Managing Director of
                                                          Brinson Advisors (since August 2000).
                                                          Mr. Holmgren is also executive vice
                                                          president, chief operating officer, a
                                                          portfolio manager and a director of DSI.
                                                          Prior to January 1997, he was president
                                                          of DSC Data Services, Inc., a consulting
                                                          firm. Mr. Holmgren is a vice president
                                                          of two investment companies for which
                                                          Brinson Advisors, UBS PaineWebber or one
                                                          of their affiliates serves as investment
                                                          adviser.
Kevin J. Mahoney***; 35           Vice President and      Mr. Mahoney is a director and senior
                                 Assistant Treasurer      manager of the mutual fund finance
                                                          department of Brinson Advisors. From
                                                          August 1996 through March 1999, he was
                                                          the manager of the mutual fund internal
                                                          control group of Salomon Smith Barney.
                                                          Prior to August 1996, he was an
                                                          associate and assistant treasurer for
                                                          BlackRock Financial Management L.P.
                                                          Mr. Mahoney is a vice president and
                                                          assistant treasurer of 22 investment
                                                          companies for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment adviser.

    NAME AND ADDRESS; AGE      POSITION WITH CORPORATION  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
    ---------------------      -------------------------  ----------------------------------------
Emil Polito*; 40                  Vice President          Mr. Polito is the executive director of
                                                          investment support and mutual fund
                                                          services of Brinson Advisors. From July
                                                          2000 to October 2000, he was a senior
                                                          manager of investment systems at Dreyfus
                                                          Corp. Prior to July 2000, Mr. Polito was
                                                          a senior vice president and director of
                                                          operations and control for Brinson
                                                          Advisors. Mr. Polito is a vice president
                                                          of 22 investment companies for which
                                                          Brinson Advisors, UBS PaineWebber or one
                                                          of their affiliates serves as investment
                                                          adviser
Paul H. Schubert***; 38           Vice President and      Mr. Schubert is an executive director
                                      Treasurer           and the director of the mutual fund
                                                          finance department of Brinson Advisors.
                                                          Mr. Schubert is a vice president and
                                                          treasurer of 22 investment companies for
                                                          which Brinson Advisors, UBS PaineWebber
                                                          or one of their affiliates serves as
                                                          investment adviser.
Keith A. Weller**; 39             Vice President and      Mr. Weller is a director and senior
                                 Assistant Secretary      associate general counsel of Brinson
                                                          Advisors. Mr. Weller is a vice president
                                                          and assistant secretary of 22 investment
                                                          companies for which Brinson Advisors,
                                                          UBS PaineWebber or one of their
                                                          affiliates serves as investment adviser.


---------

   * This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

  ** This person's business address is 1285 Avenue of the Americas, New York,
     New York 10019-6028.

 *** This person's business address is Newport Center III, 499 Washington Blvd.,
     14th Floor, Jersey City, New Jersey 07310-1998.

**** This person's business address is 301 Merritt 7, Norwalk, Connecticut
     06851.


   'D' Mrs. Alexander, Mr. Bewkes and Mr. Storms are 'interested persons' of the fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.



    The Corporation pays each director who is not an 'interested person' of the Corporation $1,500 annually and up to $150 per series for attending each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds for which Brinson Advisors or UBS PaineWebber serves as investment advisor or investment manager receives additional compensation aggregating $15,000 annually from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because Brinson Advisors and the sub-advisor perform substantially all of the services necessary for the operation of the Corporation and the fund, the Corporation requires no employees. No officer, director or employee of Brinson Advisors or UBS PaineWebber presently receives any compensation from the Corporation for acting as a board member or officer.



    The table below includes certain information relating to the compensation of the current board members who held office with the Corporation during the periods indicated.

                             COMPENSATION TABLE'D'


                                                            AGGREGATE           TOTAL COMPENSATION
                                                          COMPENSATION         FROM THE CORPORATION
              NAME OF PERSON, POSITION                FROM THE CORPORATION*   AND THE FUND COMPLEX**
              ------------------------                ---------------------   ----------------------
Richard Q. Armstrong, Director......................         $                       $108,232
Richard R. Burt, Director...........................                                  108,232
Meyer Feldberg, Director............................                                  173,982
George W. Gowen, Director...........................                                  173,982
Frederic V. Malek, Director.........................                                  108,232
Carl W. Schafer, Director...........................                                  106,372


---------


 'D' Only independent board members are compensated and identified above; board members who are 'interested persons,' as defined by the Investment Company Act, do not receive compensation from the Brinson funds.



 * Represents fees paid to each board member from the Corporation for the fiscal year ended March 31, 2001.



** Represents total compensation paid during the calendar year ended
   December 31, 2000, to each board member by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment adviser or investment manager. None of these funds has a bonus, pension, profit sharing or retirement plan.


            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES


    As of June 30, 2001, directors and officers owned in the aggregate less than 1% of the outstanding shares of any class of the fund.



    As of June 30, 2001, the following shareholder was shown in the fund's records as owning 5% or more of any class of the fund's shares:



                                                                 PERCENTAGE OF
                                                              SHARES BENEFICIALLY
                                                                  OWNED AS OF
                     NAME AND ADDRESS*                           JUNE 30, 2001
                     -----------------                        -------------------
                                                                         %


---------


* The shareholder listed may be contacted c/o Brinson Advisors, 51 West 52nd Street, New York, NY 10019-6114.

                    INVESTMENT ADVISORY, ADMINISTRATION AND
                           DISTRIBUTION ARRANGEMENTS


    INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Brinson Advisors acts as the investment adviser and administrator to the fund pursuant to a contract ('Advisory Contract') with the Corporation. Under the Advisory Contract, the fund pays Brinson Advisors a fee, computed daily and paid monthly, at the annual rate of 0.70% of its average daily net assets.



    During the fiscal years ended March 31, 2001, March 31, 2000 and March 31, 1999, the fund paid (or accrued) investment advisory and administrative fees of
$        , $2,541,366 and $3,553,490, respectively under the Advisory Contract and a prior, substantially similar, contract. For the fiscal year ended
March 31, 2001, Brinson Advisors voluntarily waived $    of its fee under the
Advisory Contract in connection with the fund's investment of cash collateral from securities lending in a private investment vehicle managed by Brinson Advisors.



    Under the terms of the Advisory Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by Brinson Advisors. Expenses borne by the fund include the following: (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by Brinson Advisors; (3) organizational expenses;
(4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members who are not interested persons of the Corporation or Brinson Advisors;
(6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents;
(12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to existing shareholders;
(14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers;
(18) costs of mailing, stationery and communications equipment (19) expenses incident to any dividend, withdrawal or redemption options; (20) charges and expenses of any outside pricing service used to value portfolio securities;
(21) interest on borrowings of the fund; and (22) fees or expenses related to license agreements with respect to securities indices.



    Under the Advisory Contract, Brinson Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon its assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities, on 60 days' written notice to Brinson Advisors or by Brinson Advisors on 60 days' written notice to the Corporation.



    The Advisory Contract authorizes Brinson Advisors to retain one or more sub-advisers but does not require Brinson Advisors to do so. Under a sub-advisory contract between Brinson Advisors and DSI ('Sub-Advisory Contract'), DSI serves as sub-adviser for the fund. Under the Sub-Advisory Contract, Brinson Advisors (not the fund) pays DSI a fee in the annual amount of 0.35% of the fund's average daily net assets. For the period from February 8, 2001 to March 31, 2001, Brinson Advisors paid DSI fees under the Sub-Advisory
Contract of $         .



    Under the Sub-Advisory Contract, DSI will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund, its shareholders or Brinson Advisors in connection with the

Sub-Advisory Contract, except any liability to any of them to which DSI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.



    The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' notice to DSI, or by DSI on 120 days' notice to Brinson Advisors. The Sub-Advisory Contract also may be terminated by Brinson Advisors (1) upon material breach by DSI of its representations and warranties, which breach shall not have been cured within a 20 day period after the notice of such breach, (2) if DSI becomes unable to discharge its duties and obligations under the Sub-Advisory Contract; or (3) upon 120 days' notice to DSI.



    SECURITIES LENDING. During the fiscal years ended March 31, 2001, March 31,
2000 and March 31, 1999, the fund paid (or accrued) $      , $13,851 and
$14,067, respectively, to UBS PaineWebber for its services as securities lending agent.



    NET ASSETS. The following table shows the approximate net assets as of June 30, 2001, sorted by category of investment objective, of the investment companies as to which Brinson Advisors serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.



                                                              NET ASSETS
                    INVESTMENT CATEGORY                         ($MIL)
                    -------------------                         ------
Domestic (excluding Money Market)...........................  $
Global......................................................
Equity/Balanced.............................................
Fixed Income (excluding Money Market).......................
    Taxable Fixed Income....................................
    Tax-Free Fixed Income...................................
Money Market Funds..........................................



    PERSONAL TRADING POLICIES. The fund, Brinson Advisors and DSI each have adopted a code of ethics under rule 17j-1 of the Investment Company Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by the fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.



    DISTRIBUTION ARRANGEMENTS. Brinson Advisors acts as the distributor of each class of shares of the fund under a distribution contract with the Corporation ('Distribution Contract') that requires Brinson Advisors to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. Under a dealer agreement between Brinson Advisors and UBS PaineWebber relating to each class of shares of the fund ('Dealer Agreement'), UBS PaineWebber and its correspondent firms sell the fund's shares. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114, and UBS PaineWebber is located at 1285 Avenue of the Americas, New York, New York 10019-6028.



    Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of the fund adopted by the Corporation in the manner prescribed under Rule 12b-1 under the Investment Company Act (each, respectively, a 'Class A Plan,' 'Class B Plan' and 'Class C Plan,' and collectively, 'Plans'), the fund pays Brinson Advisors a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares. Under the Class B Plan and the Class C Plan, the fund pays Brinson Advisors a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. There is no distribution plan with respect to the fund's Class Y shares and the fund pays no service or distribution fees with respect to its Class Y shares.



    Brinson Advisors uses the service fees under the Plans for Class A, Class B and Class C shares primarily to pay UBS PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in the fund by UBS PaineWebber clients. UBS PaineWebber then compensates its Financial Advisors for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

    Brinson Advisors uses the distribution fees under the Class B and Class C Plans to:



     Offset the commissions it pays to UBS PaineWebber for selling the fund's Class B and Class C shares, respectively.


     Offset the fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.


    UBS PaineWebber compensates Financial Advisors when Class B and Class C shares are bought by investors, as well as on an ongoing basis. Brinson Advisors receives no special compensation from the fund or investors at the time Class B shares are bought.



    Brinson Advisors receives the proceeds of the initial sales charge paid when Class A and Class C shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.



    The Plans for Class A, Class B and Class C shares and the Distribution Contract specify that the fund must pay service and distribution fees to Brinson Advisors for its service- and distribution-related activities, not as reimbursement for specific expenses incurred. Therefore, even if Brinson Advisors' expenses for the fund exceed the service or distribution fees it receives, the fund will not be obligated to pay more than those fees. On the other hand, if Brinson Advisors' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Brinson Advisors' sole responsibility and not that of the fund. Annually, the board of the fund reviews the Plans and Brinson Advisors' corresponding expenses for each class separately from the Plans and expenses of the other classes.



    Among other things, each Plan provides that (1) Brinson Advisors will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not 'interested persons' of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of the fund and
(4) while the Plan remains in effect, the selection and nomination of board members who are not 'interested persons' of the Corporation shall be committed to the discretion of the board members who are not 'interested persons' of the Corporation.



    In reporting amounts expended under the Plans to the board members, Brinson Advisors allocates expenses attributable to the sale of each class of the fund's shares to such class based on the ratio of sales of shares of such class to the sales of all three classes of shares. The fees paid by one class of the fund's shares will not be used to subsidize the sale of any other class of fund shares.



    The fund paid (or accrued) the following service and/or distribution fees to Brinson Advisors under the Class A, Class B and Class C Plans during the fiscal year ended March 31, 2001:



Class A.................................................  $
Class B.................................................
Class C.................................................



    Brinson Advisors estimates that it and UBS PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the fund during the fiscal year ended March 31, 2001:


           CLASS A


Marketing and advertising................................  $
Amortization of commissions..............................
Printing of prospectuses and SAIs........................
Branch network costs allocated and interest expense......
Service fees paid to UBS PaineWebber Financial
  Advisors...............................................

           CLASS B


Marketing and advertising...............................  $
Amortization of commissions.............................
Printing of prospectuses and SAIs.......................
Branch network costs allocated and interest expense.....
Service fees paid to UBS PaineWebber Financial
  Advisors..............................................


           CLASS C


Marketing and advertising...............................  $
Amortization of commissions.............................
Printing of prospectuses and SAIs.......................
Branch network costs allocated and interest expense.....
Service fees paid to PaineWebber Financial Advisors.....



    'Marketing and advertising' includes various internal costs allocated by Brinson Advisors to its efforts at distributing the fund's shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Brinson Advisors. 'Branch network costs allocated and interest expense' consist of an allocated portion of the expenses of various UBS PaineWebber departments involved in the distribution of the fund's shares, including the UBS PaineWebber retail branch system.


    In approving the fund's overall Flexible Pricing'sm' system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the fund and attracting new investors and assets to the fund to the benefit of the fund and its shareholders, (2) facilitate distribution of the fund's shares and (3) maintain the competitive position of the fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.


    In approving the Class A Plan, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Brinson Advisors' belief that the initial sales charge combined with a service fee would be attractive to UBS PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case,
(3) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (4) the services provided to the fund and its shareholders by Brinson Advisors, (5) the services provided by UBS PaineWebber pursuant to the Dealer Agreement and (6) Brinson Advisors' shareholder service-related expenses and costs.



    In approving the Class B Plan, the board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, including the lower contingent deferred sales charges applicable to larger
Class B share purchases, (2) the fact that the Class B shares would convert into Class A shares after a specified holding period and the shorter holding periods applicable to larger Class B share purchases; (3) the advantage to investors in having no initial sales charges deducted from fund purchase payments and instead having the entire amount of their purchase payments immediately invested in fund shares, (4) Brinson Advisors' belief that the ability of UBS PaineWebber Financial Advisors and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case,
(5) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (6) the services provided to the fund and its shareholders by Brinson Advisors, (7) the services provided by UBS PaineWebber pursuant to the Dealer Agreement and (8) Brinson Advisors' shareholder service- and distribution-related expenses and costs. The board members also recognized that Brinson Advisors' willingness to compensate UBS PaineWebber and its Financial Advisors, without the concomitant receipt by Brinson Advisors of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

    In approving the Class C Plan, the board considered all the features of the distribution system, including (1) the conditions under which the initial sales charges would be imposed and the relative low amount of such charges;
(2) Brinson Advisors' belief that the low initial sales charge combined with service fees and ongoing distribution fees would be attractive to UBS PaineWebber Financial Advisors and correspondent firms, resulting in greater growth of the fund than might otherwise be the case; (3) the advantage to investors in being free from contingent deferred sales charges upon redemption of shares held more than one year, (4) the advantages to the shareholders of economies of scale resulting from growth in the fund's assets and potential continued growth, (5) the services provided to the fund and its shareholders by Brinson Advisors, (6) the services provided by UBS PaineWebber pursuant to the Dealer Agreement and (7) Brinson Advisors' shareholder service- and distribution-related expenses and costs. The board members also recognized that Brinson Advisors' willingness to compensate UBS PaineWebber and its Financial Advisors for distribution services on an ongoing basis, following the year in which it receives the initial sales charge and would receive a contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.



    With respect to each Plan, the board considered all compensation that Brinson Advisors would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Brinson Advisors under each Plan in that Brinson Advisors would receive service, distribution and advisory fees and administration fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan were successful and the fund attained and maintained significant asset levels.



    Under the Distribution Contract and prior similar distribution contracts between the fund and Brinson Advisors for the Class A shares for the fiscal years set forth below, Brinson Advisors earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to UBS PaineWebber as dealer.



                                                FISCAL YEARS ENDED MARCH 31,
                                              --------------------------------
                                                2001       2000        1999
                                                ----       ----        ----
Earned......................................  $          $200,908   $1,505,641
Retained....................................               13,756      103,282



    Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of shares for the fiscal year ended March 31, 2001:



Class A.................................. $
Class B..................................
Class C..................................


                             PORTFOLIO TRANSACTIONS


    Subject to policies established by the board, the sub-adviser is responsible for the execution of the fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, the sub-adviser seeks to obtain the best net results for the fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the sub-adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a 'spread,' which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The fund may invest in securities traded in the over-the-counter market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. During the fiscal years ended March 31, 2001, March
31, 2000 and March 31, 1999, the fund paid $        , $1,800,513 and $791,116,
respectively, in brokerage commissions.

    The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through affiliates of the sub-adviser and Brinson Advisors, including UBS PaineWebber. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to UBS PaineWebber or any other affiliated broker are reasonable and fair. Specific provisions in the Advisory Contract authorizes Brinson Advisors, the sub-adviser and any of their affiliates that is a member of a national securities exchange to effect portfolio transactions for the fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.



    For the fiscal years ended March 31, 2001, March 31, 2000 and March 31,
1999, the fund paid $        , $66,672 and $66,432, respectively, in brokerage
commissions to UBS PaineWebber or other affiliated brokers. All brokerage commissions paid to affiliated brokers prior to November 2000 were paid to UBS PaineWebber. Of the brokerage commissions paid by the fund to affiliated brokers
for the fiscal year ended March 31, 2001, $         was paid to UBS PaineWebber
and represented    % of the total commissions paid by the fund and    % of the
aggregate dollar amount of the fund's transactions involving commission
payments, and $         was paid to UBS Warburg and represented    % of the
total commissions paid by the fund and    % of the aggregate dollar amount of
the fund's transactions involving commissions payments;



    Transactions in futures contracts are executed through futures commission merchants ('FCMs'), who receive brokerage commissions for their services. The fund's procedures in selecting FCMs to execute its transactions in futures contracts, including procedures permitting the use of affiliates of Brinson Advisors and the sub-adviser, are similar to those in effect with respect to brokerage transactions in securities.



    In selecting brokers, the sub-adviser will consider the full range and quality of a broker's services. Consistent with the interests of the fund and subject to the review of the board, the sub-adviser may cause the fund to purchase and sell portfolio securities through brokers who provide the sub-adviser with brokerage or research services. The fund may pay those brokers a higher commission than may be charged by other brokers, provided that the sub-adviser determines in good faith that the commission is reasonable in terms either of that particular transaction or of the overall responsibility of the sub-adviser to the fund and its other clients.


    Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.


    During the fiscal year ended March 31, 2001, the fund directed $         in
portfolio transactions to brokers chosen because they provide brokerage or
research services, for which the fund paid $      in brokerage commissions.



    For purchases or sales with broker-dealer firms that act as principal, the sub-adviser seeks best execution. Although the sub-adviser may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The sub-adviser may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.



    Research services and information received from brokers or dealers are supplemental to the sub-adviser's own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by the sub-adviser in advising other funds or accounts and, conversely, research services furnished to the sub-adviser by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the fund.



    Investment decisions for the fund and for other investment accounts managed by the sub-adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and the other account(s) as to amount in a manner deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the fund.



    The fund will not purchase securities that are offered in underwritings in which UBS PaineWebber or another affiliate of the sub-adviser or Brinson Advisors is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS PaineWebber or any other affiliate or another affiliate of the sub-adviser or Brinson Advisors not participate in or benefit from the sale to the fund.



    As of March 31, 2001, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:



                 ISSUER                      TYPE OF SECURITY        VALUE
                 ------                      ----------------        -----
Citigroup, Inc.                                common stock       $
American Express Co.                           common stock
Charles Schwab Corp.                           common stock
Donaldson, Lufkin & Jenrette Inc.              common stock
Legg Mason                                     common stock
Lehman Brothers Holdings Inc.                  common stock
Merrill Lynch & Co. Inc.                       common stock
Morgan Stanley, Dean Witter & Co.              common stock
T. Rowe Price & Associates, Inc.               common stock
Dresdner Bank                              repurchase agreement
Merrill Lynch & Co. Inc.                       common stock



    PORTFOLIO TURNOVER. The fund's annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when the sub-adviser deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of the fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. During the fiscal years ended March 31, 2001 and March 31, 2000, the fund's portfolio turnover rates were 107% and 122%, respectively. [The higher turnover rate in the most recent fiscal year was primarily due to ongoing portfolio restructuring as a result largely of increased industry consolidation and market sector volatility.]


           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

    WAIVERS OF SALES CHARGES/CONTINGENT DEFERRED SALES CHARGES -- CLASS A SHARES. The following additional sales charge waivers are available for Class A shares if you:


     Purchase shares through a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Brinson Advisors may make payments out of its own resources to UBS

     PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed l% of the amount invested;



     Acquire shares through an investment program that is not sponsored by UBS PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with UBS PaineWebber permitting the sale of shares at net asset value to that program. For investments made pursuant to this waiver, Brinson Advisors may make a payment to UBS PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;


     Acquire shares in connection with a reorganization pursuant to which the fund acquires substantially all of the assets and liabilities of another fund in exchange solely for shares of the acquiring fund; or

     Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that fund's initial public offering of shares and that meet certain other conditions described in its prospectus.

    In addition, reduced sales charges on Class A shares are available through the combined purchase plan or through rights of accumulation described below. Class A share purchases of $1 million or more are not subject to an initial sales charge; however, if a shareholder sells these shares within one year after purchase, a contingent deferred sales charge of 1% of the offering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is imposed.


    COMBINED PURCHASE PRIVILEGE -- CLASS A SHARES. Investors and eligible groups of related fund investors may combine purchases of Class A shares of the fund with concurrent purchases of Class A shares of any other Brinson and PACE mutual fund and thus take advantage of the reduced sales charges indicated in the tables of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the fund and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.


    An 'eligible group of related fund investors' can consist of any combination of the following:

        (a) an individual, that individual's spouse, parents and children;

        (b) an individual and his or her individual retirement account ('IRA');

        (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

        (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

        (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

        (f) an individual and a Uniform Transfers to Minors Act/Uniform Gifts to Minors Act account created by the individual or the individual's spouse;

        (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

        (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.


    RIGHTS OF ACCUMULATION -- CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related fund investors (as defined above) are permitted to purchase Class A shares among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A fund shares and Class A shares of any other Brinson or PACE mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.


    REINSTATEMENT PRIVILEGE -- CLASS A SHARES. Shareholders who have redeemed Class A shares may reinstate their account without a sales charge by notifying the transfer agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption will be taxable regardless of whether the reinstatement privilege is exercised, although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in 'Taxes -- Special Rule for Class A Shareholders,' below.


    PURCHASES OF CLASS A SHARES THROUGH THE UBS PAINEWEBBER INSIGHTONE'sm' PROGRAM. Investors who purchase shares through the UBS PaineWebber InsightOne'sm' Program are eligible to purchase Class A shares without a sales load. The UBS PaineWebber InsightOne'sm' Program offers a nondiscretionary brokerage account to investors for an asset-based fee at an annual rate of up to 1.50% of the assets in the account. Account holders may purchase or sell certain investment products without paying commissions or other markups/markdowns.



    WAIVERS OF CONTINGENT DEFERRED SALES CHARGES -- CLASS B SHARES. For purchases of Class B shares in amounts up to $249,999, the maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years. For purchases of Class B shares in amounts of $250,00 to $499,999, the maximum 3% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge declines by 1% annually, reaching zero after three years. For purchases of Class B shares in amounts of $500,000 to $999,999, the maximum 2% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge declines by 1% annually, reaching zero after two years. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.



    PAYMENTS BY BRINSON ADVISORS -- CLASS Y SHARES. Class Y shares are sold without sales charges and do not pay ongoing 12b-1 distribution or service fees. As distributor of the Class Y shares, Brinson Advisors may, from time to time, make payments out of its own resources to UBS PaineWebber and other dealers who sell Class Y shares of the Brinson and PACE funds to shareholders who buy
$10 million or more at any one time or another affiliate of the sub-adviser or Brinson Advisors.



    PURCHASES OF CLASS Y SHARES THROUGH THE PACE'sm' MULTI ADVISOR PROGRAM. An investor who participates in the PACE'sm' Multi Advisor Program is eligible to purchase Class Y shares. The PACE'sm' Multi Advisor Program is an advisory program sponsored by UBS PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review. Participation in the PACE'sm' Multi Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of UBS PaineWebber and its affiliates are entitled to a waiver of this fee. Please contact your UBS PaineWebber Financial Advisor or UBS PaineWebber's correspondent firms for more information concerning mutual funds that are available through the PACE'sm' Multi Advisor Program.



    PURCHASES AND SALES OF CLASS Y SHARES FOR PARTICIPANTS IN UBS PW 401(k) PLUS PLAN. The Trustee of the UBS PW 401(k) Plus Plan, a defined contribution plan for employees of UBS PaineWebber and certain of its affiliates, buys and sells Class Y shares of the funds that are included as investment options under the Plan to implement the investment choices of individual participants with respect to their Plan contributions. Individual Plan participants should consult with the Summary Plan Description and other plan material of the UBS PW 401(k) Plus Plan (collectively, 'Plan Documents') for a description of the procedures and limitations applicable to making and changing investment choices. Copies of the Plan Documents are available from the Benefits Connection, 100 Halfday Road, Lincolnshire, IL 60069 or by calling 1-888-Pwebber (1-888-793-2237). As described in the Plan Documents, the price at which Class Y shares are bought and sold by the trustee of UBS PW 401(k) Plus Plan might be more or less than the price per share at the time the participants made their investment choices.



    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the fund may be exchanged for shares of the corresponding class of most other Brinson or PACE mutual funds. Class Y shares are not eligible for exchange. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or the fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the fund's investment objective, policies and restrictions.


    If conditions exist that make cash payments undesirable, the fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the fund and valued in the same way as they would be valued for purposes of computing the fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act, under which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal.

    The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time.

    SERVICE ORGANIZATIONS. The fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in 'good form' in accordance with the policies of those service organizations. The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

    AUTOMATIC INVESTMENT PLAN. UBS PaineWebber offers an automatic investment plan with a minimum initial investment of $1,000 through which the fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest directly in the fund. Participation in the automatic investment plan enables an investor to use the technique of 'dollar cost averaging.' When an investor invests the same dollar amount each month under the plan, the investor will purchase more shares when the fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels. An investor should also consider whether a large, single investment would qualify for sales load reductions.

    SYSTEMATIC WITHDRAWAL PLAN. The systematic withdrawal plan allows investors to set up monthly, quarterly (March, June, September and December), semi-annual (June and December) or annual (December) withdrawals from their Brinson or PACE mutual fund accounts. Minimum balances and withdrawals vary according to the class of shares:


     Class A and Class C shares. Minimum value of fund shares is $5,000; minimum withdrawals of $100.

     Class B shares. Minimum value of fund shares is $10,000; minimum monthly, quarterly, and semi-annual and annual withdrawals of $100, $200, $300 and $400, respectively.

    Withdrawals under the systematic withdrawal plan will not be subject to a contingent deferred sales charge if the investor withdraws no more than 12% of the value of the fund account when the investor signed up for the Plan (for Class B shares, annually; for Class A and Class C shares, during the first year under the Plan). Shareholders who elect to receive dividends or other distributions in cash may not participate in this plan.


    An investor's participation in the systematic withdrawal plan will terminate automatically if the 'Initial Account Balance' (a term that means the value of the fund account at the time the investor elects to participate in the systematic withdrawal plan), less aggregate redemptions made other than pursuant to the systematic withdrawal plan, is less than the minimum values specified above. Purchases of additional shares of the fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semi-annual and annual plans, UBS PaineWebber will arrange for redemption by the fund of sufficient fund shares to provide the withdrawal payments specified by participants in the fund's systematic withdrawal plan. The payments generally are mailed approximately five Business Days (defined under 'Valuation of Shares') after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to UBS PaineWebber or PFPC Inc. Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by PFPC. Shareholders may request the forms needed to establish a systematic withdrawal plan from their UBS PaineWebber Financial Advisors, correspondent firms or PFPC at 1-800-647-1568.



    INDIVIDUAL RETIREMENT ACCOUNTS. Self-directed IRAs are available through
UBS PaineWebber in which purchases of Brinson and PACE mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.



    TRANSFER OF ACCOUNTS. If investors holding shares of the fund in a UBS PaineWebber brokerage account transfer their brokerage accounts to another firm, the fund shares will be moved to an account with PFPC. However, if the other firm has entered into a selected dealer agreement with Brinson Advisors relating to the fund, the shareholder may be able to hold fund shares in an account with the other firm.



UBS PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN'sm';
UBS PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT'r' (RMA)'r'



    Shares of Brinson and PACE mutual funds (each a 'Brinson Fund' and, collectively, the 'Brinson Funds') are available for purchase through the RMA Resource Accumulation Plan ('Plan') by customers of UBS PaineWebber and its correspondent firms who maintain Resource Management Accounts ('RMA accountholders'). The Plan allows an RMA accountholder to continually invest in one or more of the Brinson Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under 'Valuation of Shares') after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.



    To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each Brinson Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from UBS PaineWebber. The investor must have received a current prospectus for each Brinson Fund selected in connection with enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.



    The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other Brinson Funds and/or mutual funds other than the Brinson Funds may be offered through the Plan.



    PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the Brinson Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of 'dollar cost averaging.' By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging may result in a lower average original investment cost per share than if an investor invested a larger dollar amount in a mutual fund at one time. In deciding whether to use dollar cost averaging, an investor should also consider whether a large, single investment would qualify for sales load reductions.



    UBS PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with UBS PaineWebber or one of its correspondent firms. The RMA account is UBS PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:


     monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Platinum MasterCard'r' transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

     comprehensive year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;


     automatic 'sweep' of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds -- UBS PaineWebber RMA Money Market Portfolio, UBS PaineWebber RMA U.S. Government Portfolio, UBS PaineWebber RMA Tax-Free Fund, UBS PaineWebber RMA California Municipal Money Fund, UBS PaineWebber RMA New Jersey Municipal Money Fund and UBS PaineWebber RMA New York Municipal Money Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund;


     check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;


     Platinum MasterCard'r', with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Platinum MasterCard'r' are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

     24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

     unlimited electronic funds transfers and bill payment service for an additional fee;


     expanded account protection for the net equity securities balance in the event of the liquidation of UBS PaineWebber. This protection does not apply to shares of funds that are held at PFPC and not through UBS PaineWebber; and


     automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.


    The annual account fee for an RMA account is $85, which includes the Platinum MasterCard'r', with an additional fee of $40 if the investor selects an optional line of credit with the Platinum MasterCard'r'.


           CONVERSION OF CLASS B SHARES [TO BE REVISED AS NECESSARY]


    Class B shares will automatically convert to Class A shares, based on the relative net asset values per share of the two classes, as of the close of business on the first Business Day (as defined under 'Valuation of Shares') of the month in which the sixth, third or second anniversary (depending on the amount of shares purchased) of the initial issuance of those Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which the Class B shares were issued or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.



    The conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in 'preferential dividends' under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares. Brinson Advisors has no reason to believe that this condition will not continue to be met.


                              VALUATION OF SHARES

    The fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Business Day, which is defined as each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Securities that are listed on exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Brinson Advisors as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ('Nasdaq') normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation. Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of Brinson Advisors, the fair value of the security. Where those market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.


                            PERFORMANCE INFORMATION

    The fund's performance data quoted in advertising and other promotional materials ('Performance Advertisements') represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ('Standardized Return') used in the fund's Performance Advertisements are calculated according to the following formula:

        P(1 + T)'pp'n =  ERV
where:          P     =  a hypothetical initial payment of $1,000 to purchase shares of a specified class
                T     =  average annual total return of shares of that class
                n     =  number of years
              ERV     =  ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.


    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or 'T' in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A and Class C shares, the maximum sales charge of 5.5% and 1%, respectively, is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.


    The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ('Non-Standardized Return'). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

    Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

    The following table shows performance information for each class of the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

CLASS                                         CLASS A    CLASS B    CLASS C     CLASS Y
(INCEPTION DATE)                             (5/22/86)   (7/1/91)   (7/2/92)   (3/30/98)
----------------                             ---------   --------   --------   ---------
Year ended March 31, 2001:
    Standardized Return*...................    %           %          %          %
    Non-Standardized Return................    %           %          %          %
Five Years ended March 31, 2001:
    Standardized Return*...................    %           %          %        N/A
    Non-Standardized Return................    %           %          %        N/A
Ten Years ended March 31, 2001:
    Standardized Return*...................    %         N/A        N/A        N/A
    Non-Standardized Return................    %         N/A        N/A        N/A
Inception to March 31, 2001:
    Standardized Return*...................    %           %          %          %
    Non-Standardized Return................    %           %          %          %


---------


* All Standardized Return figures for Class A shares and Class C reflect deduction of the current maximum sales charge of 5.5% and 1%, respectively. All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charge imposed on a redemption of shares held for the period. Class Y shares do not impose an initial or contingent deferred sales charge; therefore, the performance information is the same for both standardized return and non-standardized return for the periods indicated.


    OTHER INFORMATION. In Performance Advertisements, the fund may compare its Standardized Return and/or their Non-Standardized Return with data published by Lipper Inc. ('Lipper') for U.S. government funds, corporate bond (BBB) funds and high yield funds, CDA Investment Technologies, Inc. ('CDA'), Wiesenberger Investment Companies Service ('Wiesenberger'), Investment Company Data, Inc. ('ICD') or Morningstar Mutual Funds ('Morningstar'), or with the performance of recognized stock, bond and other indices, including the Municipal Bond Buyers Indices, Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index ('S&P 500'), the Dow Jones Industrial Average, Merrill Lynch Municipal Bond Indices, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, Lehman Brothers Government/Corporate Bond Index, the Salomon Smith Barney World Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in these materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

    The fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. 'Compounding' refers to the fact that, if dividends or other distributions on the fund investment are reinvested in additional fund shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

    The fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the fund are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the fund generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in the fund involves greater risks than an investment in either a money market fund or a CD.


    The fund may also compare its performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by UBS PaineWebber based on information provided by Ibbotson Associates, Chicago (for the period January 1, 1926 through December 31, 1970) and by Standard & Poor's, a divison of The McGraw-Hill Companies, Inc. (for the period January 1, 1971 through December 31, 2000).



                              [PERFORMANCE CHART]

Date       S&P 500 TR          U.S. LT Gvt TR       U.S. 30 Day TBill TR       U.S. Inflation
1925         10,000.00            10,000.00              10,000.00               10,000.00
1926         11,162.39            10,776.94              10,326.65                9,851.03
1927         15,347.01            11,739.09              10,649.32                9,646.20
1928         22,039.60            11,751.29              11,028.22                9,553.09
1929         20,184.89            12,153.34              11,551.84                9,571.72
1930         15,159.46            12,719.49              11,830.28                8,994.45
1931          8,589.88            12,044.17              11,957.22                8,137.82
1932          7,886.13            14,072.68              12,072.21                7,299.83
1933         12,143.86            14,062.25              12,108.12                7,337.07
1934         11,968.66            15,472.12              12,127.84                7,486.06
1935         17,673.97            16,243.27              12,148.29                7,709.52
1936         23,669.21            17,463.98              12,169.84                7,802.64
1937         15,378.71            17,504.49              12,207.32                8,044.73
1938         20,164.82            18,472.89              12,205.34                7,821.27
1939         20,081.98            19,570.17              12,207.84                7,784.02
1940         18,117.08            20,761.38              12,208.43                7,858.52
1941         16,016.93            20,955.05              12,215.72                8,622.03
1942         19,274.82            21,629.41              12,248.46                9,422.75
1943         24,266.95            22,080.23              12,290.98                9,720.69
1944         29,060.29            22,701.72              12,331.60                9,925.53
1945         39,648.73            25,138.61              12,372.24               10,149.00
1946         36,448.55            25,113.03              12,415.93               11,992.56
1947         38,529.03            24,454.30              12,478.43               13,072.66
1948         40,648.57            25,285.43              12,579.65               13,426.47
1949         48,287.45            26,916.01              12,718.36               13,184.38
1950         63,600.83            26,931.95              12,870.42               13,947.88
1951         78,875.47            25,873.16              13,062.55               14,767.25
1952         93,362.88            26,173.35              13,278.87               14,897.61
1953         92,439.36            27,125.25              13,521.04               14,990.72
1954        141,084.30            29,074.81              13,637.85               14,916.24
1955        185,614.31            28,698.98              13,852.46               14,972.10
1956        197,783.08            27,095.71              14,193.12               15,400.39
1957        176,457.22            29,116.62              14,638.65               15,865.94
1958        252,975.49            27,342.33              14,864.30               16,145.28
1959        283,219.01            26,725.14              15,303.09               16,387.34
1960        284,549.07            30,407.48              15,710.58               16,629.43
1961        361,059.97            30,703.48              16,044.66               16,741.16
1962        329,544.85            32,817.93              16,483.27               16,946.02
1963        404,685.04            33,216.07              16,996.97               17,225.36
1964        471,388.06            34,380.67              17,597.94               17,430.24
1965        530,080.79            34,624.67              18,289.05               17,765.43
1966        476,737.29            35,889.09              19,159.48               18,361.32
1967        591,038.25            32,594.07              19,966.10               18,919.96
1968        656,415.40            32,509.25              21,005.49               19,813.85
1969        600,590.17            30,859.83              22,388.45               21,024.28
1970        624,653.19            34,595.70              23,849.29               22,178.86
1971        713,980.75            39,172.61              24,895.35               22,923.76
1972        849,600.93            41,399.96              25,851.32               23,705.91
1973        724,804.78            40,941.74              27,642.90               25,791.62
1974        532,968.88            42,724.56              29,855.18               28,938.78
1975        731,385.37            46,653.47              31,587.85               30,968.59
1976        906,384.62            54,470.22              33,193.31               32,458.38
1977        841,505.76            54,095.35              34,892.88               34,655.79
1978        896,800.98            53,458.42              37,398.47               37,784.29
1979      1,063,692.01            52,798.73              41,279.02               42,812.22
1980      1,409,434.02            50,714.96              45,916.93               48,119.53
1981      1,340,044.07            51,657.12              52,670.79               52,421.26
1982      1,628,773.90            72,506.62              58,223.92               54,450.94
1983      1,996,150.90            72,979.19              63,346.65               56,518.01
1984      2,121,384.45            84,274.13              69,585.90               58,752.67
1985      2,794,432.38           110,371.13              74,960.23               60,968.05
1986      3,316,015.80           137,446.10              79,579.60               61,656.90
1987      3,490,127.20           133,715.73              83,929.10               64,375.67
1988      4,069,780.39           146,650.06              89,256.76               67,220.69
1989      5,359,334.11           173,215.18              96,727.93               70,344.63
1990      5,192,971.88           183,924.22             104,285.74               74,640.06
1991      6,775,048.41           219,420.47             110,120.81               76,927.25
1992      7,291,265.52           237,092.29             113,981.99               79,158.65
1993      8,026,130.50           280,338.97             117,283.97               81,334.25
1994      8,132,111.92           258,555.54             121,862.11               83,509.90
1995     11,187,972.53           340,435.81             128,680.84               85,629.73
1996     13,756,765.16           337,265.16             135,381.34               88,474.75
1997     18,346,477.29           390,735.67             142,496.37               89,980.95
1998     23,589,639.22           441,776.77             149,415.86               91,431.35
1999     28,553,263.24           402,176.99             156,414.26               93,885.88
2000     25,953,663.27           488,560.50             165,632.11               97,514.32


The chart is shown for illustrative purposes only and does not represent the fund's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500 Index, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indexes are unmanaged and are not available for investment.



    Over time, although subject to greater risks and higher volatility, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From January 1, 1926 to December 31, 2000, stocks beat all other traditional asset classes. A $10,000 investment in the stocks comprising the S&P 500 Index grew to $25,953,663, significantly more than any other investment.


                                     TAXES


    BACKUP WITHHOLDING. The fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund or UBS PaineWebber with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.



    SALE OR EXCHANGE OF FUND SHARES. A shareholder's sale (redemption) of shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of the fund's shares for shares of another Brinson or PACE mutual fund generally will have similar tax consequences. In addition, if the fund's shares are bought within 30 days before or after selling other fund shares (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.



    SPECIAL RULE FOR CLASS A SHAREHOLDERS. A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another Brinson or PACE mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the Brinson or PACE mutual fund shares subsequently acquired.


    CONVERSION OF CLASS B SHARES. A shareholder will recognize no gain or loss as a result of a conversion from Class B shares to Class A shares.

    QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The fund intends to continue to qualify for treatment as a regulated investment company ('RIC') under the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ('Distribution Requirement') and must meet several additional requirements. These additional requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ('Income Requirement'); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

    OTHER INFORMATION. Dividends and other distributions the fund declares in October, November or December of any year that are payable to shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

    A portion of the dividends from the fund's investment company taxable income (whether paid in cash or in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends the fund receives from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

    If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that if shares are purchased shortly before the record date for a capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    Dividends and interest received, and gains realized, by the fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively 'foreign taxes') that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) could either deduct the foreign taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. The fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is 'qualified passive income' may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. The fund does not expect to be able to make this election during the coming year.

    The fund will be subject to a nondeductible 4% excise tax ('Excise Tax') to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that determine for income tax purposes the amount, character and timing of recognition of the gains and losses the fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by the fund with respect to its business of investing in securities or foreign currencies, qualify as permissible income under the Income Requirement.

    The fund may invest in the stock of 'passive foreign investment companies' ('PFICs') if that stock is a permissible investment. A PFIC is a foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the fund will be subject to federal income tax on a portion of any 'excess distribution' received on the stock of a PFIC or of any gain from disposition of such stock (collectively 'PFIC income'), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

    If the fund invests in a PFIC and elects to treat the PFIC as a 'qualified electing fund' ('QEF'), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

    The fund may elect to 'mark to market' its stock in any PFIC. 'Marking-to-market,' in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the fund's adjusted basis therein as of the end of that year. Pursuant to the election, the fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

    Certain futures and foreign currency contracts in which the fund may invest may be subject to section 1256 of the Code ('section 1256 contracts'). Any section 1256 contracts the fund holds at the end of its taxable year generally must be 'marked-to-market' (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that the fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the fund recognizes, without in either case increasing the cash available to the fund. The fund may elect not to have the foregoing rules apply to any 'mixed straddle' (that is, a straddle, clearly identified by the fund in accordance with the applicable regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

    Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time the fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains, referred to under the Code as 'section 988' gains or losses, increase or decrease the amount of the fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her fund shares.

    Offsetting positions the fund enters into or holds in any actively traded security, option, futures or forward contract may constitute a 'straddle' for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of the fund's gains and losses with respect to positions of the straddle by requiring, among other things, that
(1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain 'wash sale' rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and 'short sale' rules applicable to straddles. Different elections are available to the fund, which may mitigate the effects of the straddle rules, particularly with respect to 'mixed straddles' (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

    When a covered call option written (sold) by the fund expires, it realizes a short-term capital gain equal to the amount of the premium it received for writing the option. When the fund terminates its obligations under such an option by entering into a closing transaction, it realizes a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the fund is exercised, the fund is treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

    If the fund has an 'appreciated financial position' -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than 'straight debt') or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a 'constructive sale' of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by the fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

    The fund may acquire zero coupon or other securities issued with original issue discount ('OID') and/or Treasury inflation-protected securities ('TIPS'), on which principal is adjusted based on changes in the Consumer Price Index. The fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year. The fund has elected similar treatment with respect to securities purchased at a discount from their face value ('market discount'). Because the fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

    The foregoing is only a general summary of some of the important federal tax considerations generally affecting the fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the fund and to dividends and other distributions therefrom.

                               OTHER INFORMATION


    CLASSES OF SHARES. The fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. Class B shares include Sub-Class B-1 shares, Sub-Class B-2 shares and Sub-Class B-3 shares. A share of each class of the fund represents an identical interest in the fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the fund will affect the performance of those classes. Each share of the fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of the fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.


    VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the fund may elect all of the board members of the Corporation. The shares of the fund will be voted together, except that only the shareholders of a particular class of the fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 Plan as it relates to the class.

    The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the fund may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the fund.

    CLASS-SPECIFIC EXPENSES. The fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.


    PRIOR NAMES. Prior to June 4, 2001, the fund was known as 'PaineWebber Financial Services Growth Fund Inc.'



    CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the fund's transfer and dividend disbursing agent.



    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund. Kirkpatrick & Lockhart LLP also acts as counsel to UBS PaineWebber and Brinson Advisors in connection with other matters.


    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.

                              FINANCIAL STATEMENTS


    The fund's Annual Report to Shareholders for its last fiscal year ended March 31, 2001 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    APPENDIX

                              RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

    Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

    AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing certainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation., Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are not being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a obligation are jeopardized.

    Plus (+) or Minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

                                  ------------


                                                                         Brinson
                                                       Financial Services Growth
                                                                            Fund
                                      ------------------------------------------
                                             Statement of Additional Information
                                                                  August 1, 2001
                                      ------------------------------------------




                                                                 UBS PAINEWEBBER



'c'2001 Brinson Advisors, Inc. All rights reserved.



                           STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as..................... 'r'
The service mark symbol shall be expressed as.............................'sm'
The dagger symbol shall be expressed as...................................'D'
Characters normally expressed as superscript shall be preceded by.........'pp'

                            PART C. OTHER INFORMATION

Item 23. Exhibits

      (1)   Restated Articles of Incorporation 1/

      (2)   Restated By-Laws 1/

      (3)   Instruments defining the rights of holders of  Registrant's shares of common stock 2/

      (4)   (a)      Investment Advisory and Administration Contract (filed herewith)

            (b)      Sub-Advisory Contract (filed herewith)

      (5)   (a)      Distribution Contract (filed herewith)

            (b)      Dealer Agreement (filed herewith)

      (6)   Bonus, profit sharing or pension plans - none

      (7)   Custodian Agreement 1/

      (8)   Transfer Agency Agreement 1/

      (9)   Opinion and consent of counsel (to be filed)

      (10)  Other opinions, appraisals, rulings and consents:  Auditors' consent (to be filed)

      (11)  Financial statements omitted from prospectus-none

      (12)  Letter of investment intent 1/

      (13)  (a)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 3/

            (b)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 3/

            (c)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 3/

      (14)  Plan pursuant to Rule 18f-3 (filed herewith)

      (15)  (a)      Code of Ethics for Registrant, its investment adviser and its principal distributor 5/

            (b)      Code of Ethics for DSI International Management, Inc. 6/




------------------


1/ Incorporated by reference from Post-Effective Amendment No. 17 to the registration statement, SEC File No. 33-33231, filed July 31, 1998.

2/ Incorporated by reference from Articles Sixth, Seventh, Eighth, Eleventh and Twelfth of the Registrant's Restated Articles of Incorporation and from Articles II, VIII, X, XI, and XII of the Registrant's Restated By-Laws.

3/ Incorporated by reference from Post-Effective Amendment No. 19 to the registration statement, SEC File No. 33-33231, filed July 29, 1999.

4/ Incorporated by reference from Post-Effective Amendment No. 12 to the registration statement, SEC File No. 33-33231, filed December 11, 1995.

5/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.

6/ Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Mitchell Hutchins Securities Trust, SEC File No. 333-94065, filed January 31, 2001.

Item 24. Persons Controlled by or under Common Control with Registrant


         None

Item 25. Indemnification

         Section 10.1 of ARTICLE TENTH of the Articles of Incorporation provides that to the maximum extent permitted by the law, no director or officer of the Registrant shall be liable to the Registrant or its stockholders for money damages.

         Section 10.2 of ARTICLE TENTH further provides that to the maximum extent permitted by law, the Registrant shall indemnify and advance expenses as provided in the By-Laws to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the Registrant as a director, officer, employee or agent in similar capacities for other entities.

         Section 10.3 of ARTICLE TENTH further provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability.

         Additionally, Section 10.4 of ARTICLE TENTH provides that any repeal or modification of ARTICLE TENTH or adoption or modification of any other provision of the Articles or By-Laws inconsistent with ARTICLE TENTH shall be prospective only, to the extent that such repeal or modification would, if applied retroactively, adversely affect any limitation of liability of any director or officer of the Registrant or indemnification to any person covered by ARTICLE TENTH with respect to any act or omission which occurred prior to such repeal, modification or adoption.

         Section 9.01 of the By-Laws sets forth the procedures by which the Registrant will indemnify its directors, officers, employees and agents. Section
9.02 of Article IX of the By-Laws further provides that the Registrant may purchase and maintain insurance or other sources of reimbursement to the extent permitted by law on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee, or agent of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in or arising out of his or her position.


         Section 9 of the Investment Advisory and Administration Contract ("Advisory Contract") between Brinson Advisors, Inc. ("Brinson Advisors") (formerly Mitchell Hutchins Asset Management Inc.) and the Registrant provides that Brinson Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series or the Registrant in connection with the matters to which the Advisory Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Brinson Advisors in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Contract. Section 9 further provides that any person, even though also an officer, director, employee or agent of Brinson Advisors, who may be or become an officer, director or employee of the Registrant shall be deemed, when rendering services to any series or the Registrant or acting with respect to any business of such series or the Registrant, to be rendering such service to or acting solely for any series or the Registrant and not as an officer, director, employee, or agent or one under the control or direction of Brinson Advisors even though paid by it.

         Section 9 of the Distribution Contract provides that the Registrant will indemnify Brinson Advisors and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Brinson Advisors to the Registrant for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Contract also provides that Brinson Advisors agrees to indemnify, defend and hold the Registrant, its officers and directors free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Brinson Advisors for use in the Registration Statement or arising out of an agreement between Brinson Advisors and any retail dealer, or arising out of supplementary literature or advertising used by Brinson Advisors in connection with the Distribution Contract.

         Section 9 of the Dealer Agreement contains provisions similar to
Section 9 of the Distribution Contract with respect to UBS PaineWebber Inc. ("UBS PaineWebber") (formerly PaineWebber Incorporated).

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         Brinson Advisors, a Delaware corporation, is a registered investment adviser and is an indirect wholly owned subsidiary of UBS AG. Brinson Advisors is primarily engaged in the investment advisory business. Information as to the officers and directors of Brinson Advisors is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

Item 27. Principal Underwriters

         a) Brinson Advisors serves as principal underwriter and/or investment adviser for the following investment companies:


               ALL AMERICAN TERM TRUST INC.
               GLOBAL HIGH INCOME DOLLAR FUND INC.
               INSURED MUNICIPAL INCOME FUND INC.
               INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
               MANAGED HIGH YIELD PLUS FUND INC.


               BRINSON MONEY SERIES
               BRINSON SERIES TRUST
               LIQUID INSTITUTIONAL RESERVES

               MITCHELL HUTCHINS SECURITIES TRUST

               PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
               PAINEWEBBER INDEX TRUST

               PAINEWEBBER INVESTMENT TRUST

               PAINEWEBBER MANAGED INVESTMENTS TRUST
               PAINEWEBBER MASTER SERIES, INC.

               STRATEGIC GLOBAL INCOME FUND, INC.
               2002 TARGET TERM TRUST INC.
               UBS PAINEWEBBER CASHFUND, INC.
               UBS PAINEWEBBER MANAGED MUNICIPAL TRUST
               UBS PAINEWEBBER MUNICIPAL MONEY MARKET SERIES
               UBS PAINEWEBBER RMA MONEY FUND, INC.
               UBS PAINEWEBBER RMA TAX-FREE FUND, INC.

         b) Brinson Advisors is the principal underwriter for the Registrant. UBS PaineWebber acts as dealer for the shares of the Registrant. The directors and officers of Brinson Advisors, their principal business addresses, and their positions and offices with Brinson Advisors are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The directors and officers of UBS PaineWebber, their principal business addresses and their positions and offices with UBS PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Brinson Advisors or UBS PaineWebber who also serve as directors or officers of the Registrant.




                                                                                     Positions and Offices With
                 Name                        Positions With Registrant                 Underwriter or Dealer
                 ----                        -------------------------                 ---------------------
Margo N. Alexander*                     Director                             Chairman and a Director of Brinson
                                                                             Advisors
Brian M. Storms*                        Director and President               Chief Executive Officer and President of
                                                                             Brinson Advisors
Thomas Disbrow***                       Vice President and Assistant         First Vice President and a Senior Manager
                                        Treasurer                            of the Mutual Fund Finance Department of
                                                                             Brinson Advisors
Amy R. Doberman**                       Vice President and Secretary         Senior Vice President and General Counsel
                                                                             of Brinson Advisors
John J. Holmgren****                    Vice President                       Managing Director of Brinson Advisors

John J. Holmgren, Jr.****               Vice President                       Managing Director of Brinson Advisors

Kevin J. Mahoney***                     Vice President and Assistant         First Vice President and Senior Manager
                                        Treasurer                            of the Mutual Fund Finance Department of
                                                                             Brinson Advisors

                                                                                     Positions and Offices With
                 Name                        Positions With Registrant                 Underwriter or Dealer
                 ----                        -------------------------                 ---------------------
Emil Polito*                            Vice President                       Director of Investment Support and Mutual
                                                                             Fund Services of Brinson Advisors
Paul H. Schubert***                     Vice President and Treasurer         Senior Vice President and the Director of
                                                                             the Mutual Fund Finance Department of
                                                                             Brinson Advisors
Keith A. Weller**                       Vice President and Assistant         First Vice President and Senior Associate
                                        Secretary                            General Counsel of Brinson Advisors


---------------------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

***  This person's business address is Newport Center III, 499
     Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.


**** This person's business address is 301 Merritt 7, Norwalk, Connecticut
     06851.


         (c) None


Item 28. Location of Accounts and Records

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Brinson Advisors at 1285 Avenue of the Americas, New York, New York 10019 and 51 West 52nd Street New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29. Management Services


         Not applicable.


Item 30. Undertakings


         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of May, 2001.

                                 PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.

                                 By: /s/ Keith A. Weller
                                     -------------------------------------------
                                     Keith A. Weller
                                     Vice President and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


Signature                                            Title                                      Date
---------                                            -----                                      ----
/s/ Brian M. Storms                                  President and Director                     May 30, 2001
--------------------------------------------         (Chief Executive Officer)
Brian M. Storms*

/s/ E. Garrett Bewkes, Jr.                           Director and Chairman                      May 30, 2001
------------------------------------                 of the Board of Directors
E. Garrett Bewkes, Jr.**

/s/ Margo N. Alexander                               Director                                   May 30, 2001
--------------------------------------------
Margo N. Alexander**

/s/ Richard Q. Armstrong                             Director                                   May 30, 2001
------------------------------------
Richard Q. Armstrong**

/s/ Richard R. Burt                                  Director                                   May 30, 2001
--------------------------------------------
Richard R. Burt**

/s/ Meyer Feldberg                                   Director                                   May 30, 2001
--------------------------------------------
Meyer Feldberg**

/s/ George W. Gowen                                  Director                                   May 30, 2001
--------------------------------------------
George W. Gowen**

/s/ Frederic V. Malek                                Director                                   May 30, 2001
--------------------------------------------
Frederic V. Malek**

/s/ Carl W. Schafer                                  Director                                   May 30, 2001
--------------------------------------------
Carl W. Schafer**

/s/ Paul H. Schubert                                 Vice President and Treasurer (Chief        May 30, 2001
--------------------------------------------         Financial and Accounting Officer)
Paul H. Schubert


* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated November 13, 2000 and incorporated by reference from Post-Effective Amendment No. 43 to the registration statement of PaineWebber Master Series, Inc., SEC File 33-2524, filed December 28, 2000.

** Signatures affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 25 to the registration statement of UBS PaineWebber RMA Tax-Free Fund, Inc., SEC File 2-78310, filed June 27, 1996.

                 PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.



                                  EXHIBIT INDEX

Exhibit
Number
-------
      (1)      Restated Articles of Incorporation 1/

      (2)      Restated By-Laws 1/

      (3)      Instruments defining the rights of holders of  Registrant's shares of common stock 2/

      (4)      (a)      Investment Advisory and Administration Contract (filed herewith)

               (b)      Sub-Advisory Contract (filed herewith)

      (5)      (a)      Distribution Contract (filed herewith)

               (b)      Dealer Agreement (filed herewith)

      (6)      Bonus, profit sharing or pension plans - none

      (7)      Custodian Agreement 1/

      (8)      Transfer Agency Agreement 1/

      (9)      Opinion and consent of counsel (to be filed)

      (10)     Other opinions, appraisals, rulings and consents:  Auditors' consent (to be filed)

      (11)     Financial statements omitted from prospectus-none

      (12)     Letter of investment intent 1/

      (13)     (a)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class A shares 3/

               (b)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class B shares 3/

               (c)      Plan of Distribution pursuant to Rule 12b-1 with respect to Class C shares 3/

      (14)     Plan pursuant to Rule 18f-3 (filed herewith)

      (15)     (a)      Code of Ethics for Registrant, its investment adviser and its principal distributor 5/

               (b)      Code of Ethics for DSI International Management, Inc. 6/



------------------


1/ Incorporated by reference from Post-Effective Amendment No. 17 to the registration statement, SEC File No. 33-33231, filed July 31, 1998.

2/ Incorporated by reference from Articles Sixth, Seventh, Eighth, Eleventh and Twelfth of the Registrant's Restated Articles of Incorporation and from Articles II, VIII, X, XI, and XII of the Registrant's Restated By-Laws.

3/ Incorporated by reference from Post-Effective Amendment No. 19 to the registration statement, SEC File No. 33-33231, filed July 29, 1999.

4/ Incorporated by reference from Post-Effective Amendment No. 12 to the registration statement, SEC File No. 33-33231, filed December 11, 1995.

5/ Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.

6/ Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Mitchell Hutchins Securities Trust, SEC File No. 333-94065, filed January 31, 2001.